LINC CAPITAL, INC.                            LINC CAPITAL, INC.
MASTER LEASE AGREEMENT                        303 East Wacker Drive, #1000
                                              Chicago, Illinois 60601
                                              (312) 946-1000

                                              MASTER LEASE AGREEMENT NO.7217
                                              Date: April 17, 1998

LESSEE: OREGON BAKING CORPORATION, DBA MARSEE BAKING
ADDRESS:  2287 NW PETTYGROVE,  PORTLAND, OR 97210

LINC CAPITAL, INC. ("Lessor") hereby leases to Lessee and Lessee leases from Lessor, in accordance with the terms and conditions hereinafter set forth, the equipment and property purchased by Lessor for lease to the Lessee hereunder together with all replacement parts, additions, accessories, alterations and repairs incorporated therein or now or hereafter affixed thereto Add-on Items (as defined herein) (herein collectively referred to as the "Equipment") described in each Schedule which may be executed by Lessor and Lessee from time to time (individually a "Schedule" and collectively, the "Schedules"), each of which is made a part hereof. For all purposes of this Master Lease Agreement ("Lease"), each Schedule relating to one or more items of Equipment shall be deemed a separate lease incorporating all of the terms and provisions of this Lease. In the event of a conflict between the terms of this Lease and the terms and conditions of an Schedule, the terms and conditions of the Schedule shall govern and control that Schedule.

          1. TERM AND RENTAL. The term of this Lease (the "Initial Lease Term") for any item of Equipment shall be set forth in the Schedule relating to such item of Equipment and shall commence (the "Commencement Date") on the Acceptance Date. The "Acceptance Date" with respect to each Schedule shall be the applicable of either: (1) the date of delivery to Lessee of all of the Equipment to be leased thereunder; (2) in the case of Equipment which is the subject of a sale and leaseback between Lessor and Lessee, the date upon which Lessor purchases such Equipment from Lessee; or (3) in the case of Equipment requiring installation, the date of installation of the Equipment. If the Acceptance Date is other than the first day of a calendar quarter, then the Commencement Date of the Initial Lease Term set forth in any Schedule shall be the first day of the calendar quarter following the month which includes the Acceptance Date and Lessee shall pay to Lessor, in addition to all other sums due hereunder, an amount equal to one-thirtieth of the amount of the average monthly rental payment due or to become due hereunder multiplied by the number of days from and including the Acceptance Date to the Commencement Date of the Initial Lease Term set forth in the Schedule. During the entire Initial Lease Term and any extension or renewal of the term of this Lease, Lessee agrees to pay the total rental due hereunder which shall be the total amount of all rental payments set forth in the Schedule plus such additional amounts as may become due hereunder or pursuant to any written modification hereof or additional written agreement hereto. Except as otherwise specified in the Schedule, rental payments payable hereunder shall be due monthly and shall be payable in advance on the first day of each month during the term of this Lease beginning with the Commencement Date of the Initial Lease Term. All rental payments due hereunder shall be sent to the address of the Lessor specified in this Lease or in the Schedule or as otherwise directed by the Lessor in writing. Rental payments or any other payments due hereunder not made by their scheduled due date shall be overdue and shall be subject to a service charge in an amount equal to two percent (2%) per month or the maximum rate permitted by law whichever is less (the "Service Charge Rate") applied to amount of the overdue payments from the date due until paid. If Lessor shall at any time accept a rental payment after it shall become due, such acceptance shall not constitute or be construed as a waiver of any or all of Lessor's rights hereunder, including without limitation those rights of Lessor set forth in Sections 12 and 13 hereof.

          2. TITLE. This is an agreement of lease only. Except as otherwise provided in any applicable Schedule. Lessee shall have no right, title or interest in or to the Equipment lease hereunder, except as to the lawful use thereof subject to the terms and conditions of this Lease. All of the Equipment shall remain personal property (whether or not the Equipment may at any time become attached or affixed to real property). The Equipment is and shall remain the sole and exclusive property of Lessor or its assignees. All replacement parts, modifications, repairs, alterations, additions and accessories now or hereafter incorporated in or affixed to the Equipment whether before or after the Commencement Date (herein collectively called "Add-on

          Items") are hereby included in the definition of "Equipment". All Add-on Items shall become the property of
          Lessor upon being so incorporated or affixed to the Equipment and shall be returned to Lessor as provided in
          Section 3 (other than alterations, additions and accessions that are attached or affixed by Lessee with notice to Lessor after the Commencement Date for which the Lessor has not given value or purchased and which are readily removable by Lessee from the Equipment without any diminution of value or functionality to the Equipment). Upon the request of Lessor, Lessee will affix to the Equipment labels or other markings supplied by Lessor indicating its ownership of the Equipment and shall keep the same affixed for the entire term of this Lease. Lessee agrees to promptly execute and deliver or cause to be executed and delivered to Lessor and Lessor is hereby authorized to record or file, any statement and/or instrument reasonably requested by Lessor for the purpose of showing Lessor's interest in the Equipment, including without limitation, financing statements, security agreements, and waivers with respect to rights in the Equipment from any owners or mortgagees of any real estate where the Equipment may be located. In the event that Lessee fails or refuses to execute and/or file Uniform Commercial Code financing statements or other instruments or recordings which Lessor or its assignee reasonably deems necessary to perfect or maintain perfection of Lessor's or its assignee's interests hereunder, Lessee hereby appoints Lessor as Lessee's limited attorney-in-fact to execute and record all documents necessary to perfect or maintain the perfection of Lessor's interests hereunder. Lessee shall pay Lessor for any costs or fees relating to any filings hereunder including, but not limited to actual out of pocket costs, fees, searches, documentation preparation, documentary stamps, privilege taxes and reasonably attorneys' fees. If any item of Equipment includes computer software purchased by Lessor or for which Lessor has given Lessee value, Lessee shall upon request made by Lessor, execute and deliver and shall cause Seller (as hereinafter defined) to deliver all such documents as are necessary to effectuate assignment of all software licenses to Lessor.

          3. ACCEPTANCE AND RETURN OF EQUIPMENT. Lessor shall, at any time prior to unconditional acceptance of all Equipment by Lessee, have the right to cancel this Lease with respect to such Equipment (and if the Equipment or any portion thereof has not previously been delivered, Lessor may refuse to pay for the Equipment or any portion thereof or refuse to cause the same to be delivered) if: (a) the Acceptance Date with respect to any item of Equipment to be leased pursuant to any Schedule has not occurred within ninety (90) days of the estimated Acceptance Date set forth in such Schedule or (b) there shall be, in the reasonable judgment of Lessor, a material adverse change in the financial condition or credit standing of Lessee or of any guarantor of Lessee's performance under this Lease since the date of the most recent financial statements of Lessee or of such guarantor submitted to Lessor. Upon any cancellation by Lessor pursuant to this Section or the provisions of any Schedule, Lessee shall forthwith reimburse to Lessor all sums paid by Lessor with respect to such Equipment plus all costs and expenses of Lessor incurred in connection with such Equipment and any interest or rentals due hereunder in connection with such Equipment and shall pay to Lessor all other sums then due hereunder, whereupon if Lessee is not then in default and has fully performed all of its obligations hereunder, Lessor will, upon request of Lessee, transfer to Lessee without warranty or recourse any rights that Lessor may then have with respect to such Equipment.

          Lessee agrees to promptly execute and deliver to Lessor (in no event later than 15 days after the Acceptance Date) a confirmation by Lessee of unconditional acceptance of the Equipment in the form supplied by Lessor (the "Equipment Acceptance"). Lessee agrees, before execution of the aforesaid Equipment

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

          Acceptance, to inform Lessor in writing of any defects in the Equipment, or in the installation thereof, which have come to the attention of Lessee or its agents and which might give rise to a claim by Lessee against the Seller or any other person. If Lessee fails to give notice to Lessor of any such defects or fails to deliver to Lessor the Equipment Acceptance as provided herein, it shall be deemed an acknowledgment by Lessee (for purposes of this Lease only) that no such defects in the Equipment or its installation exist and it shall be conclusively presumed, solely as between Lessor and its assignees and Lessee, that such Equipment has been unconditionally accepted by Lessee for lease hereunder.

          Except as otherwise provided in any Schedule, upon expiration or the cancellation or termination of the Lease with respect to any Equipment, Lessee shall return the Equipment to Lessor as provided herein. Lessee shall provide Lessor with not less than ninety (90) days prior written notice of its intention to return the Equipment upon expiration of the Initial Lease Term. Upon expiration or the cancellation or termination of the Lease with respect to any equipment, Lessee shall, at its own expense, assemble, crate, insure and deliver all of the Equipment and all of the service records and all software and software documentation subject to this Lease and any Schedules hereto to Lessor in the same good condition and repair as when received, reasonable wear and tear resulting only from proper use thereof excepted, to such reasonable destination within the continental United States as Lessor shall designate with all packing, drayage and freight charges to the return destination designated by Lessor pre-paid by Lessee with evidence of transit insurance on all items of Equipment at their original Cost. Lessee shall, immediately prior to such return of each item of Equipment or commercial unit of Equipment, provide to Lessor a letter from the manufacturer of the equipment or another service organization reasonably acceptable to Lessor certifying that said item is in good working order, with reasonable wear and tear resulting only from proper use thereof excepted, whether such item is eligible for a maintenance agreement by such manufacturer, and all software and related attachments are included thereon. If any computer software requires relicensing when removed from Lessee's premises, Lessee shall bear all costs of such relicensing. Except as otherwise expressly provided in the Schedule, if Lessee fails for any reason to provide the notice set forth above or Lessee fails to redeliver the Equipment back to Lessor in accordance with the terms set forth above, Lessee shall pay to Lessor, at Lessor's election, an amount equal to the highest monthly payment set forth in the Schedule for a period of not less than three (3) months and at the end of such period of time ("Holdover Period"). Except as otherwise expressly provided in the Schedule, if Lessee fails or refuses to return the Equipment as provided herein at the end of any Holdover Period, Lessee shall pay to Lessor, at Lessor's option, an amount equal to the highest monthly rental payment set forth in the Schedule for each month or portion thereof, until Lessee so returns the Equipment to Lessor. Should Lessor permit use by Lessee of any Equipment beyond the Initial Lease Term, or, if applicable, any exercised extension or renewal term, the lease obligations of Lessee shall continue and such permissive use shall not be construed as a renewal of the term thereof, or as a waiver of any right or continuation of any obligation of Lessor hereunder, and Lessor may take possession of any such Equipment at any time upon demand.

          4. DISCLAIMER OF WARRANTIES. LESSEE HAS EXCLUSIVELY SELECTED AND CHOSEN THE TYPE, DESIGN, CONFIGURATION, SPECIFICATION AND QUALITY OF THE EQUIPMENT HEREIN LEASED AND THE VENDOR, DEALER, SELLER, MANUFACTURER OR SUPPLIER THEREOF (HEREIN COLLECTIVELY CALLED "SELLER"), AS SET FORTH IN THE SCHEDULES. LESSOR MAKES NO REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING WITHOUT LIMITATION, THE CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY OR ITS FITNESS, ADAPTABILITY, ANY IMPLIED WARRANTY OF QUIET ENJOYMENT OR NON-INTERFERENCE OR SUITABILITY FOR ANY PARTICULAR PURPOSE, AND, LESSEE LEASES, HIRES AND RENTS THE EQUIPMENT AS IS, WHERE IS." Lessee understands and agrees that neither Seller, nor any agent of Seller, is an agent of Lessor or is in any manner authorized to waive or alter any term or condition of this Lease. Lessor shall not be liable for any loss or damage suffered by Lessee or by any other person or entity, direct or indirect or consequential, including, but not limited to, business interruption and injury to persons or property, resulting from non-delivery or late delivery, installation, failure or faulty operation, condition, suitability or use of the Equipment leased by Lessee hereunder, or for any failure of any representations, warranties or covenants made by the Seller. Any claims of Lessee, with respect to claims discussed in the preceding sentences, shall not be made against Lessor but shall be made, if at all, solely and exclusively against Seller, or any persons other than the Lessor. Lessor hereby authorizes Lessee to enforce during the term of this Lease, in its name, but at Lessee's sole effort and expense, all warranties, agreements or representations, if any, which may have been made by Seller to Lessor or to Lessee, and Lessor hereby assigns to Lessee solely for the limited purpose of making and prosecuting any such claim, all rights which Lessor may have against Seller for breach of warranty or other representation respecting the Equipment.

          5. CARE,  TRANSFER AND USE OF EQUIPMENT.  Lessee, at its own
          expense, shall maintain the Equipment in good operating condition, repair and appearance in accordance with Seller's specifications and in compliance with all laws and regulations applicable to the Equipment, Lessee and its business and shall protect the Equipment from deterioration except for reasonable wear and tear resulting only from proper use thereof. When generally offered with respect to the Equipment Lessee shall, at its expense, keep a maintenance contract in full force and effect, throughout the term of this Lease and any Schedule hereto unless other wise agreed on the Schedule. The disrepair or inoperability of the Equipment regardless of the cause thereof shall not relieve Lessee of the obligation to pay rental hereunder. Lessee shall not make any modification, alteration or addition to the Equipment (other than normal operating accessories or controls). Lessee will not, and will not permit anyone other than the authorized field engineering representatives of Seller or other maintenance organization reasonably acceptable to Lessor to effect any inspection, adjustment, preventative or remedial maintenance or repair to the Equipment. LESSEE MAY NOT (A) RELOCATE OR OPERATE THE EQUIPMENT AT LOCATIONS OTHER THAN THE PREMISES OF LESSEE
          SPECIFIED IN THE APPLICABLE SCHEDULE (THE "PREMISES"), EXCEPT WITH LESSOR'S PRIOR WRITTEN CONSENT, WHICH SHALL NOT BE UNREASONABLY WITHHELD IF SUCH OTHER LOCATION WITHIN THE CONTINENTAL UNITED STATES, OR (B) SELL, CONVEY, TRANSFER, ENCUMBER, PART WITH POSSESSION OF, OR ASSIGN ANY ITEM OF
          EQUIPMENT OR ANY OF ITS RIGHTS HEREUNDER, AND ANY SUCH PURPORTED TRANSACTION SHALL BE NULL AND VOID AND OF NO FORCE OR EFFECT. In the event of a relocation of the Equipment or any item thereof to which Lessor consents, all costs (including any additional property taxes or other taxes and any additional expense of insurance coverage) resulting from any such relocation, shall be promptly paid by Lessee upon presentation to Lessee of evidence supporting such cost. Lessor shall have the right during normal hours upon reasonable notice to Lessee, subject to applicable laws and regulations, to enter Lessee's Premises in order to inspect, observe, affix labels or other markings, or to exhibit the Equipment to prospective purchasers or future Lessees thereof, or otherwise protect Lessor's interest therein.

          6. NET LEASE. THIS LEASE AND ANY SCHEDULE HERETO IS A NET LEASE, AND ALL PAYMENTS HEREUNDER ARE NET TO LESSOR. All taxes, assessments, licenses, and other charges (including, without limitation personal property taxes and sales, use and leasing taxes and penalties and interest on such taxes) imposed, levied or assessed on the ownership, possession, rental or use of the Equipment during the term of this Lease and any Schedule hereto (except for Lessor's federal or state net income taxes) shall be paid by Lessee when due and before the same shall become delinquent, whether such taxes are assessed or would ordinarily be assessed against Lessor or Lessee. To the extent possible under applicable law, for personal property or ad valorem tax return purposes only, Lessee shall include the Equipment on such reports and returns as may be required by local law, which returns shall be timely filed by it. Lessee shall provide Lessor with evidence that Lessee has complied with the foregoing provisions. In any event, Lessee shall file all tax returns required for itself or Lessor with respect to the Equipment and this Lease and Lessor hereby appoints Lessee as its attorney-in-fact for such purpose. In case of failure by

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

          Lessee to so pay said taxes, assessments, licenses or other charges, Lessor may pay all or any part of such items, in which event the amount so paid by Lessor including any interest or penalties thereon and reasonable attorneys' fees incurred by Lessor in pursuing its rights against Lessee or defending against any claims or defense asserted by or through Lessee shall be immediately paid by Lessee to Lessor as additional rental hereunder. Lessee shall promptly pay all costs, expenses and obligations of every kind and nature incurred in connection with the use or operation of the Equipment which may arise or become due during the term of this Lease and any Schedule hereto, whether or not specifically mentioned herein. In case of failure by Lessee to comply with any provision of this Lease and any Schedule hereto, Lessor shall have the right but not the obligation, to effect such compliance on behalf of Lessee. In such event, all costs and expenses incurred by Lessor in effecting such compliance shall be immediately payable by Lessee to Lessor as additional rental hereunder.

          7. INDEMNITY. Lessee shall at its expense: (i) indemnify, protect and defend Lessor's title to the Equipment from and against all persons claiming against or through Lessee; (ii) at all times keep the Equipment then subject to his Lease free from any and all liens, encumbrances, attachments, levies, executions, burdens, charges or legal process of any and every type whatsoever; (iii) give Lessor immediate written notice of any breach of this Lease described in clause (ii); and (iv) indemnify, protect and save Lessor harmless from any loss, cost or expense (including reasonable attorneys' fees) caused by the Lessee's breach of any of the provisions of this Lease, whether incurred by Lessor in pursuing its rights against Lessee or defending against any claims or defenses asserted by or through Lessee. Lessee shall and does hereby agree to indemnify, defend and hold Lessor and its assigns harmless from and against any and all liability, loss, costs, injury, damage, penalties, suits, judgments, demands, claims, expenses and disbursements (including without limitation, reasonable attorney's fees incurred by Lessor by pursuing its rights against Lessee or defending against any claims or defenses asserted by or through Lessee) of any kind whatsoever arising out of, on account of, or in connection with this Lease and the Equipment leased hereunder, including, without limitation, its manufacture, selection, purchase, delivery, rejection, installation, ownership, possession, leasing, renting, operation, control, use, maintenance and the return thereof except for any such claims or damages from Lessor's gross negligence or willful misconduct. This indemnity shall survive the Initial Lease Term or earlier cancellation or termination of this Lease and any Schedule hereto.

          8. INSURANCE. Commencing on the date that risk of loss or damage passes to Lessor from the Seller of any Equipment covered under this Lease and continuing until Lessee has re-delivered possession of the Equipment to Lessor, Lessee shall, at its own expense, keep the Equipment (including all Add-on Items thereto) insured against all risks of loss or damage from every and any cause whatsoever in such amounts (but in no event less than the greater of the replacement value thereof or the amount set forth in any applicable Casualty Schedule, whichever is higher) with such deductibles and exclusions as approved by Lessor and in such form as is reasonably satisfactory to Lessor. All such insurance policies shall protect Lessor and Lessor's assignee(s) as loss payees as their interest may appear. Lessee shall also, at its own expense, carry public liability insurance, with Lessor and Lessor's assignee(s) as an additional insured, in such amounts with such companies and in such form as is reasonably satisfactory to Lessor, with respect to injury to person or property resulting form or based in any way upon or in any way connected with or relating to the installation, use or alleged use, or operation of any or all of the Equipment, or its location or condition.

          Not less than ten days prior to the Acceptance Date, Lessee shall deliver to Lessor satisfactory evidence of such insurance and shall further deliver evidence of renewal of each such policy not less than thirty (30) days prior to expiration thereof. Each such policy shall contain an endorsemet providing that the issuer will give Lessor not less than thirty (30) days prior written notice of the effective date of any alteration, change, cancellation, or modification of such policy or the failure by Lessee to timely pay all required premiums, costs or charges with respect thereto. Upon Lessor's request, Lessee shall cause its insurance agent(s) to execute and deliver to Lessor Loss Payable Clause Endorsement and Additional Insured Endorsement (bodily injury and property damage liability insurance) forms provided to Lessee by Lessor. In case of the failure to procure or maintain such insurance, Lessor shall have the right, but not the obligation, to obtain such insurance and any Premium paid by Lessor shall be immediately due and payable by Lessee to Lessor as additional rent hereunder. The maintenance of any policy or policies of insurance pursuant to this Section shall not limit any obligation or liability of Lessee pursuant to Sections 7 or 9 or any other provision of this Lease and any Schedule hereto.

          9.  RISK  OF  LOSS.  Until  such  time as the  Equipment  is returned and delivered to and accepted by Lessor at the expiration of this Lease, pursuant to the terms of this Lease and any Schedule hereto, Lessee hereby assumes and shall bear the entire risk of loss, damage, theft and destruction of the Equipment, or any portion thereof, from any cause whatsoever ("Equipment Loss"). Without limitation of the foregoing, no Equipment Loss shall relieve Lessee in any way from its obligations hereunder. Lessee shall promptly notify Lessor in writing of any Equipment Loss. In the event of any such Equipment Loss, Lessee shall: (a) in the event Lessor determines such Equipment to be repairable, promptly place, at Lessee's expense, the Equipment in good repair, condition and working order in accordance with Seller's specifications and to the satisfaction of Lessor; or (b) in the event of an actual or constructive total loss of any item of Equipment at Lessor's option: (i) promptly replace, at Lessee's expense, the Equipment with like equipment of the same or a later model with the same Add-on Items as the Equipment, and in good repair, condition and working order in accordance with the Seller's specifications and to the satisfaction of Lessor; or (ii) immediately pay to Lessor the amount obtained by multiplying the actual
          Equipment Cost as specified in the applicable Schedule by the percentage contained in any applicable Casualty Schedule for the date of such Equipment Loss plus, any unpaid rentals or any amounts due hereunder.

          If no Casualty Schedule has been made a part of any applicable Schedule, an amount equal to the present value of the total amount of unpaid rentals and all other amounts due and to become due under any applicable Schedule during the term thereof as of the date of any payment, discounted at a rate equal to discount rate of the Federal Reserve Bank of Chicago as of the Commencement Date of the Lease with respect to each applicable Schedule, plus an additional amount equal to the estimated fair market value of the Equipment at the end of the Initial Lease Term applicable to such Equipment (the "End of Term Value"). In no event shall the amount of such End of Term Value for the Equipment be less than twenty percent (20%) of the actual cost of the Equipment unless a purchase option is granted (or other end of term payment is required) under this Lease for other than the fair market value of the Equipment then the actual amount of such Purchase Option Price (or other end of term payment) specified in the applicable Equipment Schedule shall be due and payable to Lessor as the End of Term Value under this section or such lesser or greater amount specified in the applicable Schedule.

          In the event Lessee is required to repair or replace any such item of Equipment pursuant to Subsections (a) or (b)(i) of the preceding sentence, the insurance proceeds received by Lessor, if any, pursuant to Section 8, after the use of such funds to pay any unpaid amounts then due hereunder, shall be paid to Lessee or, if applicable, to a third party repairing or replacing the Equipment upon Lessee's furnishing proof reasonably satisfactory to Lessor that such repair or replacement has been completed in a reasonably satisfactory manner. In the event Lessor elects option
          (b)(ii), Lessee shall be entitled to a credit against the payment required by said subsection in an amount equal to such insurance proceeds actually received by Lessor pursuant to Section 8 on account of such Equipment, and, upon payment by Lessee to Lessor of all of the sums required pursuant to Subsection (b)(ii), the applicable Schedule shall terminate with respect to such item of Equipment and Lessee shall be entitled to whatever interest Lessor may have in such item AS IS, WHERE IS and WITH ALL FAULTS in its then condition and location without warranties of any type whatsoever, express or implied.

          10. COVENANTS OF LESSEE. LESSEE AGREES THAT ITS OBLIGATIONS UNDER THIS LEASE AND ANY SCHEDULE HERETO, INCLUDING WITHOUT LIMITATION, THE OBLIGATION TO PAY RENTAL,

          ARE IRREVOCABLE AND ABSOLUTE, SHALL NOT ABATE FOR ANY REASON WHATSOEVER (INCLUDING ANY CLAIMS AGAINST LESSOR), AND SHALL CONTINUE IN FULL FORCE AND EFFECT REGARDLESS OF ANY INABILITY OF LESSEE TO USE THE EQUIPMENT OR ANY PART THEREOF FOR ANY REASON WHATSOEVER INCLUDING, WITHOUT LIMITATION, WAR, ACT OF GOD, STORMS, GOVERNMENTAL REGULATIONS, STRIKE OR OTHER LABOR TROUBLES, LOSS, DAMAGE, DESTRUCTION, DISREPAIR, OBSOLESCENCE, FAILURE OF OR DELAY IN DELIVERY OF THE EQUIPMENT, OR FAILURE OF THE EQUIPMENT TO PROPERLY OPERATE FOR ANY CAUSE. In the event of any alleged claim (including a claim which would otherwise be in the nature of a set-off) against Lessor, Lessee shall fully perform and pay its obligations hereunder (including the payment of all rents, without set-off or defense of any kind) and its only exclusive recourse against Lessor shall be by a separate action. Lessee agrees to furnish promptly to Lessor the annual financial statements of Lessee (and of any guarantors of Lessee's performance under this Lease and any Schedule hereto), prepared in accordance with generally accepted accounting principles and such interim financial statements of Lessee as Lessor may reasonably require during the entire term of this Lease and any Schedule hereto. Either independent certified public accountants or the Lessee's chief financial officer as requested by Lessor shall certify all such annual financial statements. Lessee, if required by Lessor prior to the initial purchase by Lessor of Equipment for lease hereunder, shall provide at Lessee's expense an opinion of its counsel acceptable to Lessor affirming the covenants, representations and warranties of Lessee under this Lease and any Schedule hereto. So long as there are amounts due Lessor under this Lease, Lessee shall supply Lessor with such other financial and operating performance data as is provided to its outside investors or commercial lenders and, if applicable, required to be provided to shareholders by the Security and Exchange Commission, and Lessee shall immediately notify Lessor of any material adverse change in its financial condition or business prospects.

          11. REPRESENTATIONS AND WARRANTIES. In order to induce Lessor to enter into this Lease and any Schedule hereto and to lease the Equipment to Lessee hereunder, Lessee represents and warrants that: (a) FINANCIAL STATEMENTS. (i) applications, financial statements, and reports which have been submitted by Lessee and any Obligors (as hereinafter defined) to Lessor are, and all information hereafter furnished by Lessee and Obligors to Lessor will be, true and correct in all material respects as of the date submitted;
          (ii) as of the date hereof, the date of any Schedule and any Acceptance Date, there has been no material adverse change in any matter stated in such applications, financial statements and reports; and, (iii) none of the foregoing omit or omitted to state any material fact which would make any of the foregoing false or misleading. (b) OBLIGATION. Lessee is an organizational entity described on the signature page hereof and is duly organized, validly existing and is duly qualified to do business and is in good standing or subsisting or in other similar active status in each State in which the Equipment will be located. (c) AUTHORITY. Lessee has full power, authority and right to execute, deliver and perform this Lease and any Schedule hereto, and the execution delivery and performance hereof has been authorized by all necessary action of Lessee. (d) ENFORCEABILITY. This Lease and any Schedule or other document executed in connection therewith has been duly executed and delivered by Lessee and any Obligor and constitutes a legal, valid and binding obligation of Lessee, and any Obligor enforceable in accordance with its terms.
          (e) CONSENTS. The execution, delivery and performance of this Lease and any Schedule hereto does not require any approval or consent of any stockholders, partners or proprietors or of any trustee or holders of any indebtedness or obligations of Lessee and will not contravene any law, regulation, judgment or decree applicable to Lessee, or the certificate or articles of incorporation, partnership agreement, by-laws or other governing documents of Lessee, or contravene the provisions of, or constitute a default under, or result in the creation of any lien upon any property of Lessee under any mortgage, instrument or other agreement to which Lessee is a party or by which Lessee or its assets may be bound or affected. Except as disclosed, no authorization, approval, license, filing or registration with any court or governmental agency or instrumentality is necessary in connection with the execution, delivery, performance, validity and enforceability of this Lease and any Schedule hereto. (f) TITLE. On each Commencement Date, Lessor shall have good and marketable title to the items of Equipment which is subject to this Lease and any Schedule hereto on such date, free and clear of all liens, except the lien of Seller which will be released upon receipt of payment. Lessee warrants that no party has a security interest in the Equipment which will not be released on or before payment by Lessor to Seller of the Equipment and that the Equipment is and shall at all times remain personal property regardless of how it may be affixed to any real property. (g) LITIGATION. There is no action, suit, investigation or proceeding by or before any court, arbitrator, agency or governmental authority pending or threatened against or affecting Lessee: (i) which involves the Equipment or the transactions contemplated by this Lease and any Schedule hereto; or (ii) which, if adversely determined, could have a material adverse effect on the financial condition, business or operation of Lessee.

          12. EVENTS OF DEFAULT. An event of default ("Event of Default") shall occur hereunder if Lessee or any Obligor ("Obligor" shall include any guarantor or surety of any obligation so Lessee to Lessor under this Lease and any Schedule hereto): (i) fails to pay any installment of rent or other payment required hereunder within five (5) days after its due date; or (ii) attempts to or does remove from the Premises (except a relocation with Lessor's consent as provided in Section 5), sell, transfer, encumber, part with possession of, or sublet any item of the Equipment; or (iii) shall suffer or have suffered, in the reasonable judgment of Lessor, a material adverse change in its financial condition since the date of the last financial statements submitted to Lessor, and as a result thereof Lessor in good faith deems itself to be insecure; or (iv) breaches or shall have breached any representation or warranty made or given by Lessee or Obligor in this Lease or in any other document furnished to Lessor in connection herewith, or any such representation or warranty shall be untrue or, by reason of failure to state a material fact or otherwise, shall be misleading or any of the statements or other documents or information submitted at any time heretofore or hereafter by Lessee or Obligor to Lessor shall be untrue or, by reason of failure to state a material fact or otherwise, shall be misleading or (v) fails to perform or observe any other covenant, condition or agreement to be performed or observed by it hereunder, and such failure or breach shall continue unremedied for a period of ten days after the date on which notice thereof shall be given by Lessor to Lessee (unless such remedial action cannot be completed within such ten day period but Lessee has in good faith commenced to remedy such breach or failure and such remedy is in fact achieved within a time period agreed to by Lessor); or (vi) shall become insolvent or bankrupt or make an assignment for the benefit of creditors or consent to the appointment of a trustee or receiver, or a trustee or receiver shall be appointed for a substantial part of its property without its consent, or bankruptcy or reorganization or insolvency proceeding shall be instituted by or against Lessee or Obligor and Lessee fails to continue to pay all rentals becoming due hereunder during the pendency of such proceedings and fails to assume this Lease within sixty (60) days after the commencement of such proceedings; or (vii) conveys, sells, transfer or assigns substantially all of Lessee's or Obligor's assets or ceases doing business as a going concern, or, if a corporation, ceases to be in good standing or files a statement of intent to dissolve, or abandons any or all of the Equipment; or (viii) shall be in breach of or default under any lease or other agreement at any time executed with Lessor or any other Lessor or with any lender to Lessee or Obligor such that Lessee's obligations thereunder have been or are being accelerated.

          13. REMEDIES. Upon the occurrence and during any continuance of an Event of Default (the "Default Date") set forth in
          Section 12, Lessor may, in its sole and absolute discretion, do any one or more of the following: (a) upon notice to Lessee cancel all or any portion of this Lease or any Schedules executed pursuant thereto; (b) enter Lessee's Premises and without removal of the Equipment, render the Equipment unusable or, require Lessee to assemble the
          Equipment and make it available to Lessor at a place designated by Lessor and/or dispose of the Equipment by sale or otherwise (all of which determinations may be made by Lessor in its sole and absolute discretion); (c) declare immediately due and payable all sums due and to become due hereunder for the full term of the Lease (including any renewal or purchase obligations which Lessee has contracted to pay); (d) with or without canceling this Lease, recover from Lessee damages, in an amount equal to the sum of: (i)
          all unpaid rent and other amounts that became due and payable on, or prior to, the Default Date, (ii) the present value of all future rentals and other amounts described in the Lease and not included in (i) above discounted to the Default Date at a rate equal to the discount rate of the Federal Reserve Bank of Chicago as of the Commencement Date of the Lease with respect to each Schedule (which discount rate, Lessee agrees is a commercially reasonable rate which takes into account the facts and circumstances at the time such Schedule commenced), (iii) all commercially reasonable costs and expenses incurred by Lessor in enforcing Lessor's rights under this Lease, or defending against any claims or defenses asserted by or through Lessee, including but not limited to, costs of repossession, recovery, storage, repair, sale, re-lease and reasonable attorneys' fees, (iv) the estimated residual value of the Equipment as of the expiration of the Lease, (v) any indemnity amount payable to Lessor hereunder; and (vi) interest on all of the foregoing from the Default Date until the date payment is received by Lessor at 2% per month or the highest rate permitted by law, whichever is less; (e) exercise any other right or remedy which may be available to it under the Uniform Commercial Code or any other applicable law.

          If Lessor elects to dispose of any Equipment recovered from the possession of Lessee after an Event of Default, Lessor shall dispose of such Equipment in a commercially reasonable manner. Lessor reserves the right, in its sole and absolute discretion, to control the timing and negotiate the terms of any re-leasing or re-sale of any or all of the Equipment at a public auction or in a private sale, at such time, on such terms and with such notice as Lessor shall in its sole and absolute discretion deem commercially reasonable. In such event, without any duty on Lessor's part to effect any such re-lease or sale of the Equipment, Lessor will credit the present value of any proceeds from such sale or re-lease actually received and retainable by it (net of any and all costs or expenses) discounted from the date of Lessor's receipt thereof to the Default Date at 2 1/2% in excess of the Prime Rate (or its equivalent) per annum in effect at the First National Bank of Chicago on the date of such payment to the amounts due to Lessor from Lessee under the provisions of (c), (d) and/or (e) above. A cancellation of this Lease shall occur only upon notice by Lessor and only as to such items of Equipment as Lessor specifically elects to cancel and this Lease shall continue in full force and effect as to the remaining items of Equipment, if any. If this Lease and/or any Schedule is deemed at any time to be one intended as security, Lessee agrees that the Equipment shall secure, in addition to the indebtedness set forth herein, any other indebtedness at any time owing by Lessee to Lessor. No remedy referred to in this Section is intended to be exclusive, but shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at law or in equity. No express or implied waiver by Lessor of any default shall constitute a waiver of any other default by Lessee or a waiver of any of Lessor's rights.

          14. ASSIGNMENT BY LESSOR. LESSOR MAY (WITH OR WITHOUT NOTICE TO LESSEE) SELL, TRANSFER, ASSIGN OR GRANT A SECURITY INTEREST IN ALL OR ANY PART OF ITS INTEREST IN THIS LEASE, ANY SCHEDULE, ANY ITEMS OF EQUIPMENT OR ANY AMOUNT PAYABLE HEREUNDER. In such an event, Lessee shall, upon receipt of written notice, acknowledge any such sale, transfer, assignment or grant of a security interest and shall pay its obligations hereunder or amounts equal thereto to the respective transferee, assignee or secured party in the manner specified in any instructions received from Lessor. Notwithstanding any such sale, transfer, assignment or grant of a security interest by Lessor and so long as no Event of Default shall have occurred hereunder, neither Lessor nor any transferee, assignee or secured party shall interfere with Lessee's right of use or quiet enjoyment of the Equipment. In the event of such sale, transfer, assignment or grant of a security interest in all or any part of this Lease and any Schedule hereto, or in the Equipment or in sums payable hereunder, as aforesaid, Lessee agrees to execute such documents as may be reasonably necessary to evidence, secure and complete such sale, transfer, assignment or grant of a security interest and to perfect the transferee's, assignee's or secured party's interest therein (with any filing fees at Lessor's expense) and Lessee further agrees that the rights of any transferee, assignee or secured party shall not be subject to any defense, set-off or counterclaim that Lessee may have against Lessor or any other party, including the Seller, which defenses, set-offs and counterclaims shall be asserted only against such party, and that any such transferee, assignee or secured party shall have all of Lessor's rights hereunder, but shall assume none of Lessor's obligations hereunder. Lessee acknowledges that any assignment or transfer by Lessor shall not materially change Lessee's duties or obligations under this Lease and shall not materially increase the burdens and risks imposed on Lessee.

          15. MISCELLANEOUS. All notices and demands relating hereto shall be in writing and sent by either any nationally recognized overnight air courier or by certified mail, return receipt requested, to Lessor or Lessee at their respective addresses above or shown in the Schedule, or at any other address designed by notice served in accordance herewith. Notice by overnight air courier shall be effective one (1) business day after delivery. Notice by certified mail shall become effective five (5) business days after deposit in the United States mail, with proper postage prepaid, addressed to the party intended to be served at the address designated herein. All obligations of Lessee shall survive the termination or expiration of this Lease and any Schedule hereto. If more than one Lessee is named in this Lease, the liability of each hereunder to Lessor shall be joint and several. Any general partner executing this Lease on behalf of the Lessee agrees that its liability to Lessor hereunder shall be absolute, primary and direct, and that Lessor shall not be required to pursue any right or remedy it may have against the Lessee under the Lease (and shall not be required to first commence any action or obtain any judgment against Lessee) before enforcing this liability against such general partner, and that such general partner will, upon demand, pay Lessor the amount of all sums then due under the Lease, the payment of which, by Lessee, is in default under the Lease, and will, upon demand, perform all other obligations of Lessee, the performance of which, by Lessee, is in default under the Lease. Lessee shall, upon request of Lessor from time to time, perform all acts and execute and deliver to Lessor all documents which Lessor deems reasonably necessary to implement this Lease and any Schedule hereto, including, without limitation, certificates addressed to such persons as Lessor may direct stating that this Lease and the Schedule hereto is in full force and effect, that there are no amendments or modifications thereto, that Lessor is not in default hereof or breach hereunder, setting forth the date to which rentals due hereunder have been paid, ad stating such other matters as Lessor may reasonably request. This Lease and any Schedule hereto shall be binding upon the parties and their successors, legal representatives and assigns. Lessee's successors and assigns shall include, without limitation, a receiver, debtor-in-possession, or trustee of or for Lessee. If any person, firm, corporation or other entity shall guarantee this Lease and the performance by Lessee of its obligations hereunder, all of the terms and provisions hereof shall be duly applicable to such Obligor.

          16. CONDITIONS PRECEDENT TO LEASING. (i) Lessor shall have not obligation to purchase any Equipment for lease to Lessee under any Schedule hereunder unless or until acceptable documentation, the form of which will be provided by Lessor has been executed by Lessee and delivered to Lessor; (ii) Lessor has confirmed with Lessee that no material adverse change in Lessee's financial condition and business prospects has occurred prior to each purchase of Equipment.

          17. INVALIDITY. In the event that any provision of this Lease and any Schedule hereto shall be unenforceable in whole or in part, such provision shall be limited to the extent necessary to render the same valid, or shall be excised from this Lease or any Schedule hereto, as circumstances may require, and this Lease and the applicable Schedule shall be construed as if said provision had been incorporated herein as so limited, or as if said provision had not been included herein, as the case may be without invalidating any of the remaining provisions hereof.

          18. END OF TERM OPTIONS. Provided that the Lease has not been terminated and that no Event of Default or event which, with notice or lapse of time or both, would become an Event of Default shall have occurred and shall be continuing. Lessee shall at the end of the Initial Lease Term of the first Schedule be entitled to elect and to exercise one of the options, if any, indicated in the applicable Schedule which election shall be binding on Lessee with respect to all Schedules entered into between Lessor and Lessee under this Lease. The foregoing options granted hereunder shall be exercised by written notice delivered to Lessor by Lessee not more than 180 days and not less than ninety (90) days prior to the expiration of the Initial Lease Term of the Equipment, subject to Schedule No. 001.

          19. PROGRESS PAYMENTS. If requested by Lessee, progress payments will be made for any amount over the Minimum
          Invoice Amount specified on each Progress Payment Authorization per invoice to vendors in accordance with Lessor's standard procedures. Unless otherwise agreed by Lessor the minimum progress payment amount shall not be less than the Minimum Progress Payment Amount specified on the Progress Payment Authorization. Interim rent, on progress payments, shall be payable from the date progress payments are made by Lessor to the Commencement Date of the corresponding Schedule. Interim rent shall be calculated at the daily equivalent of the Monthly Lease Rate Factor. Lessee shall deliver to Lessor a Progress Payment Authorization, not less than 30 days prior to the due date thereof and in a form acceptable to Lessor, to make a progress payment and, provided on such due date no Events of Default have occurred and be continuing hereunder or under the Lease. Lessor shall make the progress payment set forth to the manufacturer(s) or supplier(s) as set forth in such authorization.

          20. LAW. This Lease and any Schedule hereto shall be binding only when accepted by Lessor at its corporate headquarters in Illinois and shall in all respects be governed and construed, and the rights and the liabilities of the parties hereto determined, except for local filing requirements, in accordance with the laws of the State of Illinois. LESSEE WAIVES TRIAL BY JURY AND SUBMITS TO THE JURISDICTION OF THE FEDERAL DISTRICT COURT OR ANY STATE COURT LOCATED WITHIN COOK COUNTY IN THE STATE OF ILLINOIS AND WAIVES ANY RIGHT TO ASSERT THAT ANY ACTION INSTITUTED BY LESSOR IN ANY SUCH COURT IS IN THE IMPROPER VENUE OR SHOULD BE TRANSFERRED TO A MORE CONVENIENT FORUM

                                              LESSEE'S INITIALS /s/ HW
                                                                ------

          21. AMENDMENTS. This Lease and any Schedule hereto contain the entire agreement between the parties with respect to the Equipment, this Lease and any Schedule hereto and there is no agreement or understanding oral or written, which is not set forth herein. This Lease and any Schedule hereto may not be altered, modified, terminated or discharged except by a writing signed by the party against whom such alternation, modification, termination or discharge is sought.

                                              LESSEE'S INITIALS /s/ HW
                                                                ------

          22. LESSEE'S WAIVERS. To the extent permitted by applicable law, Lessee hereby waives any and all rights and remedies conferred upon a Lessee by Article 2A of the Uniform Commercial Code as adopted in any jurisdiction, including but not limited to Lessee's rights to: (i) cancel this Lease; (ii) repudiate this Lease; (iii) reject the Equipment; (iv) revoke acceptance of the Equipment; (v) recover damages from Lessor for any breaches of warranty or for any other reason related to the Equipment; (vi) claim a security interest in the Equipment in Lessee's possession or control for any reason; (vii) deduct all or any part of any claimed damages resulting from Lessor's default, if any, under this Lease; (viii) accept partial delivery of the Equipment; (iv) "cover" by making any purchase or lease of or contract to purchase or lease Equipment in substitution for those due from Lessor; (x) recover any general, special, incidental, or consequential damages for any reason whatsoever; and (xi) specific performance, replevin, detinue, sequestration, claim, and delivery of the like for any Equipment identified to this Lease. To the extent permitted by applicable law (unless expressly otherwise agreed hereunder), Lessee also hereby waives any rights now or hereafter conferred by statute or otherwise which may require Lessor to sell, lease, or otherwise use any Equipment in mitigation of Lessor's damages as set forth in Paragraph 13 or which may otherwise limit or modify any of Lessor's rights or remedies under Paragraph 13. Any action by Lessee against Lessor for any default by Lessor under this Lease, including breach of warranty or indemnity, shall be commenced within one (1) year after any such cause of action accrues.

                                              LESSEE'S INITIALS /s/ HW
                                                                ------

          23. COUNTERPARTS. This Lease may be executed in any number of counterparts, each of which shall be deemed an original Each Schedule shall be executed in three (3) serially numbered counterparts each of which shall be deemed an original but only counterpart number 1 shall constitute "chattel paper" or "collateral" within the meaning of the Uniform Commercial Code in any jurisdiction.

          24. ADDENDUM. ("X" if applicable) [_] see Addendum(s) attached hereto and made a part hereof.

The person executing this Lease for and on behalf of Lessee warrants and represents, which warranty and representation shall survive the expiration or termination of this Lease, that this Lease and the execution hereof has been duly and validly authorized by Lessee, constitutes a valid and binding obligation of Lessee and that he has authority to make such execution for and on behalf of Lessee.


IN WITNESS WHEREOF, this Lease has been executed by Lessee this _____ day of __________ 19__.


                                              ACCEPTED AT CHICAGO, ILLINOIS
OREGON BAKING CORPORATION,
DAB MARSEE BAKING LINC CAPITAL, INC.
Lessee                                        Lessor


By: /s/ HOWARD WASSERTEIL                     By: /s/ WILLIAM F. DEMANS
    ---------------------                         ---------------------
Title: EXEC. V.P.                             Title: SENIOR V.P.
       ------------------                            ------------------
Date: 4-29-98                                 Date: 5/7/98
      -------------------                           -------------------

LINC CAPITAL, INC.                              LINC Capital, Inc.
EQUIPMENT SCHEDULE                              303 East Wacker Drive
SCHEDULE NO. 001                                Chicago, Illinois 60601
                                                (312) 946-1000

--------------------------------------------------------------------------------
Equipment Location:  See Attached               Master Lease Agreement No.: 7217
                                                --------------------------------
                                                Acceptance Date:  May 31, 1998
--------------------------------------------------------------------------------

LINC CAPITAL, INC. (Lessor) hereby agrees to lease to the Lessee named below, and Lessee hereby agrees to lease and rent from Lessor the Equipment identified below, for the term and at the rental payments specified herein, all subject to the terms and conditions set forth herein and on the reverse side hereof and in the referenced Master Lease Agreement except as the same may be varied by the terms of this Schedule.

================================================================================
--------------------------------------------------------------------------------
EQUIPMENT DESCRIPTION:  The Equipment will consist of        Cost of Equipment:
FURNITURE, FIXTURES AND EQUIPMENT as                         $415,732.93
more fully described on Schedule "A" attached hereto
and made a part hereof.
--------------------------------------------------------------------------------
================================================================================
TERM AND RENTAL:
--------------------------------------------------------------------------------
Commencement Date:       Initial Payment: $27,398.46      Initial Lease Term:
JUNE 1, 1998             (COVERING FIRST AND              36 months
                         LAST RENTAL PAYMENTS)
--------------------------------------------------------------------------------

Rental Payments* (plus, if applicable all sales, use or other taxes imposed upon rental payments) shall be made monthly in advance as follows: $ 13,699.23 per rental payment beginning on the Commencement Date until THIRTY-SIX (36) rental payments have been paid in full followed by either (i) a 37TH rental payment of $ 41,573.29 or (ii) provided that no Event of Default has occurred and is continuing under the Lease in lieu of making the foregoing 37TH rental payment, Lessee may elect, by written notice issued to Lessor on or before the due date of the 34TH rental payment , to pay a sum equal to $ 4,157.33 on the due date of the 37TH rental payment and a like rental payment sum on the next 11 consecutive rental payment dates respectively and upon such election the Initial Lease Term shall be deemed to have been extended by 12 months.

*Rental  Payments  are  based  on the  Lease  Rate  Factor  and are  subject  to adjustment as described in Paragraph A on the REVERSE SIDE HEREOF. If applicable, all freight, sales and use taxes, insurance and maintenance expense paid by Lessor shall be paid by Lessee in accordance with the terms of the Lease and this Schedule.
================================================================================

PROPERTY TAXES: Lessor shall report all Equipment for personal property or advalorem tax return purposes as may be required under applicable law, and all resulting taxes shall be paid by Lessee.

================================================================================

================================================================================

END OF TERM OPTIONS: At the end of the initial lease term the following options are granted to Lessee in accordance with the terms described on the reverse side hereof:
OPTION TO RENEW the Initial Lease Term at a Rental equal to the FAIR RENTAL VALUE (not less than 1%) renewal each month for a Renewal Period of TWELVE (12) months.
OPTION TO PURCHASE not less than all of the Equipment at the end of the Initial Lease Term (as described above including any extension thereof) at a Purchase Option Price equal to the then FAIR MARKET VALUE (not less than 10%) of the Equipment.

================================================================================
ADDITIONAL TERMS AND CONDITIONS TO THIS EQUIPMENT SCHEDULE ARE ON THE REVERSE SIDE HEREOF.
The person executing this Lease for and on behalf of Lessee warrants and represents, which warranty and representation shall survive the expiration or termination of this Lease, that this Lease and the execution hereof has been duly and validly authorized by Lessee, constitutes a valid and binding obligation of Lessee and that he has authority to make such execution for and on behalf of Lessee.

--------------------------------------------------------------------------------
Lessee:                                 ACCEPTED AT CHICAGO, ILLINOIS BY LESSOR:
Oregon Baking Corporation,              LINC CAPITAL, INC
dba Marsee Baking

By:  /s/ Howard Wasserteil              By:  /s/ William F. DeMans
   -----------------------                 -----------------------
Title:  Exec VP                         Title:  Senior V.P.
      --------------------                    --------------------
Date:  6/16/98                          Date:  6/23/98
--------------------------------------------------------------------------------

     This Lease (and Equipment Schedule and Master Lease the terms of which it incorporates) has been assigned, is subject to the security interests of, and is held in trust for the benefit of Fleet Bank NA, as Agent, pursuant to the terms and conditions of a security agreement dated September 28, 1994 and related documents (as the same may be amended).

              ADDITIONAL TERMS AND CONDITIONS TO EQUIPMENT SCHEDULE

A. ADJUSTMENTS TO RENTAL PAYMENTS. Rental Payments are based on a Lease Rate Factor of 3.2952 % subject to adjustment as described below. The Monthly Lease Rate Factor will be indexed to the yield for U.S. Treasury Notes maturing closest to the date Thirthy-six months from the Commencement Date of this Equipment Schedule (the "Index Instrument"). The yield of the Index Instrument is currently 5.63 % for the 6 3/8 % Treasury Notes maturing March 2001 as reported in the Wall Street Journal dated March 3, 1998. The Monthly Lease Rate Factor shall be adjusted by Lessor to provide for any increase in the yield of the Index Instrument on the Commencement Date of this Equipment Schedule. At the Commencement Date of this Equipment Schedule, the Monthly Lease Rate Factor (as adjusted) shall be fixed for the Initial Lease Term of this Equipment Schedule.

B. ESTIMATED COST OF EQUIPMENT, ESTIMATED ACCEPTANCE DATE, ESTIMATED COMMENCEMENT DATE AND ADJUSTMENTS IN RENTAL. As used herein, "actual cost" means the total cost to Lessor of purchasing and delivering the Equipment to Lessee including, subject to Lessor's consent, taxes, transportation charges and other charges, which may be applicable. The amount of each payment set forth in the Schedule are based on an estimate of actual cost, which estimate may, but need not, be set forth in the Schedule, and such amounts shall be adjusted proportionately (increased or decreased) if the actual cost of the Equipment differs from said estimate. Lessee hereby authorizes Lessor to adjust, if necessary, the amounts set forth in the Schedule to reflect actual cost when the actual cost is known and to add to the amount of each rental payment any sales, use or leasing tax that may be imposed on or measured by the rental payments. Lessor will inform Lessee of the adjustments in rent necessary to reflect actual cost. If the Commencement Date and Acceptance Date are "estimated" Lessee agrees to execute a replacement Equipment Schedule setting forth the actual Commencement Date and Acceptance Date as soon as those dates become final.

C. INITIAL PAYMENT AND/OR SECURITY DEPOSIT. Lessee shall make a security deposit and/or initial payment as indicated in this Schedule upon execution of this Schedule and Lessor shall be authorized to apply funds held by Lessor and otherwise payable to Lessee for such purposes. Any initial payments made by Lessee shall be deemed to have been earned by Lessor immediately upon receipt thereof and shall be deemed to have been applied immediately to satisfy Lessee's obligations to make such payments hereunder. Initial Payments made by the Lessee shall not be refundable under any circumstances. Any security deposit paid by Lessee shall not be refundable to Lessee in the event that the term of this Lease does not commence unless on account of Lessee's rightful refusal to accept delivery of the Equipment and in that event such sums shall be deemed to have been earned by Lessor immediately upon the receipt hereof. At Lessor's option any security deposit made hereunder may be applied by Lessor to cure any default of Lessee under the lease, in which event Lessee shall promptly restore the security deposit to their full amounts as set forth in this Schedule. If all the terms and conditions herein to be performed by Lessee are fully performed and all of Lessee's obligations hereunder are fully complied with, that portion of any security deposit not so applied shall be refunded to Lessee at the termination or expiration of this Lease.

D. PURCHASE OPTION AND/OR OPTION FOR RENEWAL OF LEASE TERM. [This section applies only if this schedule indicates that an option to purchase the Equipment or an option to renew the Lease Term is applicable.] Provided that the Lease, this Schedule, or any option granted hereunder has not been terminated by Lessor and that no Event of Default shall have occurred and shall be continuing, Lessor agrees to grant Lessee an option to purchase the Equipment and/or renew the Lease Term. See Section 18 of the Master Lease Agreement for additional terms and conditions applicable to End of Term Options.

If an Event of Default has not occurred under the Lease, Lessee, by giving Lessor not less than ninety (90) days written notice by registered or certified mail prior to the expiration date of this Schedule, may, elect to (1) if applicable, purchase not less than all of the Equipment then leased hereunder, at the times and in the manner hereinafter specified, for an amount equal to the Purchase Option Price stated on the face of this Schedule plus any accrued and unpaid rental or other amounts due under the Lease and plus any applicable sales tax with respect thereto or (2) if applicable, renew the lease term of not less than all of the Equipment then leased hereunder for the period(s) and for the renewal rental(s) (payable in advance) stated on the face of this Schedule. If Lessee elects to exercise said purchase option, same shall be exercised on the day immediately following the date of expiration of the minimum lease term, and by the delivery at such time by Lessee to Lessor of payment, in cash or by certified check, of the amount of the Purchase Price for the Equipment as hereinbefore set forth.

Upon payment of said purchase price for the Equipment, Lessor shall, upon request of Lessee, execute and deliver to Lessee a Bill of Sale for the Equipment, on an "AS IS," "WHERE IS," "WITH ALL FAULTS" basis, without representations or warranties of any kind whatsoever. If Lessee exercises its purchase option and fails to make such payment, Lessee shall pay as additional rent for each month or fraction thereof after the end of the Initial Lease Term, an amount equal to the highest monthly payment set forth herein. If Lessee does not elect to exercise either of said options; Lessee shall return each item of equipment to Lessor, pursuant to and under the terms and conditions of Section 3 of the Lease. If Lessee fails to notify Lessor as provided herein or if Lessor and Lessee cannot agree on the purchase or renewal terms, then the term of this Lease shall be automatically extended at the highest rental provided in this Schedule, for successive three month periods unless and until terminated by either party giving to the other not less than three months prior written notice by registered or certified mail of its intention to terminate at the end of the next succeeding extension period, and upon termination of this Schedule, Lessee shall return all of the Equipment as provided in the Lease.

                                       -2-

     This Lease (and Equipment Schedule and Master Lease the terms of which it incorporates) has been assigned, is subject to the security interests of, and is held in trust for the benefit of Fleet Bank NA, as Agent, pursuant to the terms and conditions of a security agreement dated September 28, 1994 and related documents (as the same may be amended).

                                BILL OF SALE Lease                   No 7217-001
                            (See Attached Schedule A)

KNOW ALL PEOPLE BY THESE PRESENTS, that OREGON BAKING CORPORATION, DBA MARSEE BAKING, AN OREGON CORPORATION; having its principal office and place of business at 2287 NW PETTYGROVE, PORTLAND, OR 97210 (herein, the "Seller"), for an in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration received from LINC CAPITAL, INC. having its principal office and place of business at 303 East Wacker Drive, Chicago, Illinois 60601 (herein, the "Buyer"), the receipt and sufficiency of which is hereby acknowledged, has bargained, sold, transferred, assigned, set over and conveyed, and by these presents does bargain, sell, transfer, assign, set over and convey unto the Buyer, its successors and assigns, the personal property described in Schedule A attached hereto (the "Equipment"), TO HAVE AND TO HOLD the Equipment unto the Buyer, its successors and assigns, to its and their own use and behalf forever.

Seller hereby represents and warrants to Buyer that Seller is the absolute owner of the Equipment, that the Equipment is free and clear of all liens, charges and encumbrances and that Seller has full right, power and authority to sell the Equipment and to make this Bill of Sale. Seller hereby represents, warrants and covenants to and with Buyer on the date hereof that:
(1) Seller has full power, authority and legal right to make and perform its obligations under this Bill of Sale; and the execution, delivery and performance thereof have been duly authorized by all necessary actions on the part of Seller, and do not require any approval or consent of any equity interest holders of Seller or any trustee or holder or any indebtedness or obligation of Seller or such required approval and consents have heretofore been duly obtained by Seller; (2) the execution, delivery and making of this Bill of Sale by Seller does not contravene any law, governmental rule, regulation, order or ordinance of any governmental entity having jurisdiction over this matter; (3) the execution and delivery of this Bill of Sale does not contravene any provision of any internal organizational instruments of Seller including any applicable Certificate of Incorporation or Bylaws, Certificate of Limited Partnership, and does not and will not result in any breach of or constitute a default under any indenture, mortgage, contract, agreement or instrument to which Seller is a party or by which it or its property is bound; (4) the obligations set forth in this Bill of Sale are valid and binding obligations, enforceable in accordance with their terms against Seller, except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditor's rights or general principles of equity; (5) ALL SALES, TRANSFER, FRANCHISE OR SIMILAR TAXES IMPOSED UPON SELLER IN CONNECTION WITH THE ACQUISITION OF THE EQUIPMENT BY SELLER FROM ITS SUPPLIERS WILL HAVE BEEN PAID ON THE DATE HEREOF AND ALL SUCH TAXES DUE WITH RESPECT TO THE EXECUTION AND DELIVERY OF THIS BILL OF SALE WILL BE PAID BY SELLER AND SELLER AGREES TO PROVIDE BUYER WITH EVIDENCE THAT ALL SUCH SALES TAXES HAVE BEEN PAID (6) there are no pending or, to the knowledge of Seller, threatened actions or proceedings before any court or administrative agency which will materially adversely affect the condition, business or operation of Seller or the ability of Seller to perform its obligations under this Bill of Sale; and (7) Seller will make appropriate notations on its books and records indicating the sale of Equipment to Buyer pursuant to this Bill of Sale.

Seller hereby further covenants with Buyer that: (1) Seller shall pay or obtain, as the case may be, when due, all sales, use, property or other taxes (other than taxes based on the net income of Buyer), licenses, tolls, inspection or other fees, bonds, permits or certificates now or hereafter imposed by or required to be paid or obtained to or from any jurisdiction in connection with the sale of the Equipment by Seller to Buyer; (2) Seller hereby assigns to Buyer all warranties and representations of the manufacturer(s) of the Equipment or suppliers of the Equipment to Seller, to the extent assignable and to the extent such warranties and representations are not assignable, Seller agrees to enforce such representations and warranties for the benefit of Buyer; (3) Seller hereby covenants that with respect to any item of Equipment at the time of sale to Buyer that is subject to the lien of any third party claiming through Seller, Seller shall obtain the written agreement of such third parties to release all such said liens; and (4) Seller hereby agrees to indemnify Buyer and protect, defend and hold it harmless from and against any and all loss, cost, damage, injury or expense, including without limitation, reasonable attorneys' fees wheresoever and howsoever arising which Buyer may incur by reason of any material breach by Seller of any of the representations by, or obligations of Seller set forth herein.

EXCEPT AS SPECIFICALLY SET FORTH IN A SEPARATE AGREEMENT OR IN THIS BILL OF SALE THERE ARE NO WARRANTIES OR REPRESENTATIONS OF ANY KIND OR NATURE, EXPRESS OR IMPLIED, CONCERNING THE EQUIPMENT, ITS CONDITION, ITS FITNESS FOR A PARTICULAR PURPOSE, OR ITS MERCHANTABILITY.
Seller, for itself and its successors and assigns further covenants and agrees to do, execute and deliver, or to cause to be done, executed and delivered, all such further acts, transfers and assurances, for the better assuring, conveying and confirming unto Buyer and its successors and assigns, all and singular, the Equipment hereby bargained, sold, assigned, transferred, set over and conveyed, as Buyer and its successors and assigns shall request.

This Bill of Sale and the representations, warranties, and covenants herein contained shall inure to the benefit of Buyer and its successors and assigns, shall be binding upon Seller and its successors, assigns and transferees, and shall survive the execution and delivery hereof.

IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed as of May 31, 1998 by its duly authorized officers or representatives.

                                            Accepted in Chicago, IL by:
SELLER:  Oregon Baking Corporation,         BUYER:  LINC CAPITAL, INC.
         dba Marsee Baking                  ------------------------------------

By: /s/ Howard Wasserteil                   By:
   ----------------------
Name: Howard Wasserteil                     Name: /s/ William F. DeMans
     --------------------                         ---------------------
Title: Exec VP                              Title: Senior V.P.
      -------------------                         ---------------------

                                                              Lease No. 7217-001

                                   SCHEDULE A
                                       to
                                  BILL OF SALE
                                     between
             Oregon Baking Corporation, dba Marsee Baking, as Seller
                                       and
                           LINC CAPITAL, INC as Buyer


Attached hereto is the Schedule of personal property constituting the Equipment which is the subject matter of the Bill of Sale between Seller and Buyer.






SELLER:  Oregon Baking Corporation, dba Marsee Baking


BY:  /s/ Howard Wasserteil

NAME:  Howard Wasserteil

TITLE:  Exec VP

EQUIPMENT ACCEPTANCE CERTIFICATE                    LINC CAPITAL, INC.
                                                    303 East Wacker Drive
                                                    Chicago, Illinois 60601
                                                    (312) 946-1000

Master Lease Agreement No 7217 between LINC Capital, Inc. ("Lessor") and OREGON BAKING CORPORATION, DBA MARSEE BAKING ("Lessee")
Equipment Schedule No. 001

--------------------------------------------------------------------------------

Equipment Description:

The "Equipment" consisting of FURNITURE, FIXTURES AND EQUIPMENT as more fully described on Schedule "A" attached hereto and made a part hereof.

--------------------------------------------------------------------------------

To Whom it May Concern:

The undersigned,  being a duly authorized officer or agent of the Lessee, hereby
(i) certifies that all of the above-referenced equipment (the "Equipment") has been delivered and inspected, is of an acceptable size, design, capacity and manufacture, is in good working order, repair and condition, and has been installed to the satisfaction of Lessee; and (ii) unconditionally accepts the Equipment "AS IS," "WHERE IS," for all purposes of the Lease.

It is understood and agreed by Lessee that LINC Capital, Inc. and its successors and assigns in no way or manner assumes any responsibility, either now or hereafter, for the use, performance, functioning, maintenance or service of the Equipment, or for its suitability or adaptability for any particular purpose.

Your identification decals will be attached indicating your ownership of the above equipment upon written request made to us.

Acceptance Date as defined in Section 1 of the Lease shall be May 31, 1998.
                                                              -------------

                            Oregon Baking Corporation, dba Marsee Baking
                            Lessee

                            By: /s/ Howard Wasserteil
                               ----------------------
                            Title:  Exec VP
                                  -------------------

                            Date:  6-16-98
                                  -------------------

                                   SCHEDULE A

                              LIST OF RETAIL STORES

OREGON RETAIL STORES                                WASHINGTON RETAIL STORES
--------------------                                ------------------------

Tanasbourne                                         Crossroads
2711 NW Town Center Dr                              15600 NE 8th Street suite D2
Beaverton, OR 97005                                 Bellevue, WA 98003
Washington County                                   King County

Sherwood                                            10th avenue
16064 SW Tualatin-Sherwood                          10301 NE 10th Avenue
Sherwood, OR 97140-8378                             Bellevue, WA 98004
Washington County                                   King County

Salem                                               Main Street
285 Liberty NE suite 100                            100 108th Avenue NE
Salem, OR 97301                                     Bellevue, WA 98004
Marion County                                       King County

                                                    Issaquah
                                                    755 NW Gilman Blvd bldg G
                                                    Issaquah, WA 98027
                                                    King County

                                                    Factoria
                                                    3900 128th Avenue SE #A-1
                                                    Bellevue, WA 98006
                                                    King County

                                                    Ballard
                                                    2021 NW Market
                                                    Seattle, WA 98107
                                                    King County

                                                    Burien
                                                    15842 First Avenue S #A-107
                                                    Burien, WA 98148
                                                    King County

OREGON BAKING COMPANY DBA MARSEE BAKING
SCHEDULE A (SCHEDULE 001)
                                            TO BE PAID
                                            ----------

                                         Date of       Description of
               Vendor           Inv.#    Invoice       Items purchased     Location-City, County
               ------           -----    -------       ---------------     ---------------------
1      Baumgart Construction   contract 03/12/98         various FFE         Main St, Bellevue, WA
2          Espresso Roma        16318   03/25/98      Espresso machine       Main St, Bellevue, WA
3a        Shelby Williams       21145   03/27/98           chairs            Main St, Bellevue, WA
4a            Tube Art                  03/27/98     remove/dispose sign     Main St, Bellevue, WA
4b            Tube Art         contract 03/27/98           signage           Main St, Bellevue, WA
5            Kalberer's         62029   04/03/98         various FFE        Main St., Bellevue, WA
6a          Charis, Inc.       112707   04/14/98       chairs, tables,      Main St., Bellevue, WA
                                                          umbrellas
15        Merchants Info.      337597   04/14/98           micros           Main St., Bellevue, WA
             Solutions

3b        Shelby Williams       21145   03/27/98        chairs/stools        10th St. Bellevue, WA
7             Baumgart         contract 04/16/98         various FFE         10th St. Bellevue, WA
6b          Chairs, Inc.       112707   04/14/98       chairs, tables,       10th St. Bellevue, WA
                                                          umbrellas

3c        Shelby Williams       21145   03/27/98        chairs/stools           Issaquah, WA
6c          Chairs, Inc.       112707   04/14/98       chairs, tables,          Issaquah, WA
                                                          umbrellas
8a        Baumgart Const.      contract 02/28/98         various FFE           Beaverton, OR
9            Kalberer's         61180   03/17/98         various FFE           Beaverton, OR
10        Bakery Equipment      18798   03/17/98      abor for move of         Beaverton, OR
               Servic                                    Baxter Ove
11        Shelby Williams       21144   03/27/98           chairs              Beaverton, OR
6d          Chairs, Inc.       112707   04/14/98       chairs, tables,         Beaverton, OR
                                                          umbrellas

12            Baumgart         contract 04/15/98         various FFE            Sherwood, OR
12            Baumgart         contract 04/15/98         various FFE            Sherwood, OR

                                                           PAID
                                                           ----

                                        Date of       Description of
            Vendor           Inv.#      Invoice       Items purchased            Location
            ------           -----      -------       ---------------            --------
13       Espresso Roma       16160     02/24/98      Espresso machine          Beaverton, OR
14      Shelby Williams      20187     03/10/98        chairs/stools           Beaverton, OR
8b         Baumgart        contract    03/16/98         various FFE            Beaverton, OR

4b         Tube Art        contract    03/25/98           signage           Main, Bellevue, WA


LESEE  /s/ HJW                                            LESSOR
       -------                                                   ------



                                 Amount        Date Inv.      Bal. Still
               Vendor            of Inv.          Due             Due                     Model             Serial #
               ------            -------       ---------      ----------                  -----             --------

1      Baumgart Construction     42,658.13                      39,282.00
2          Espresso Roma          4,600.00                       4,600.00         3GRP Automatic Mode       116555
3a        Shelby Williams        3,134..25      04/06/98         3,134.25         CE-90
4a            Tube Art              594.04                         547.00
4b            Tube Art           14,632.74                       7,316.36
5            Kalberer's          35,262.20      04/13/98        32,469.80         see attached invoice
6a          Chairs, Inc.          3,171.45    upon receipt       3,171.45
15        Merchants Info.        16,373.20    upon receipt      15,362.00
             Solutions

3b        Shelby Williams         6,362.44      04/06/98         6,362.44         CE-90 & CE-93
7             Baumgart           46,787.00                      46,787.00
6b          Chairs, Inc.            953.04    upon receipt         953.04

3c        Shelby Williams         3,910.06      04/06/98         3,910.06         CE-90 & CE-93
6c          Chairs, Inc.            250.91    upon receipt         250.91

8a        Baumgart Const.         1,764.94      03/19/98         1,764.94
9            Kalberer's          32,896.78                      32,896.78         see attached invoice
10        Bakery Equipment          500.00      04/17/98           500.00
               Servic
11        Shelby Williams           588.49      04/06/98           588.49         CE-90
6d          Chairs, Inc.          1,910.31    upon receipt       1,910.31

12            Baumgart           51,870.00                      51,870.00
12            Baumgart            2,851.00                       2,851.00
                               ------------                   ------------
                                271,070.98


                                            Total to be Paid: 256,527.83


                            Amount        OBC        Date of       Amount     Bal. Still
            Vendor          of Inv.       ch#         Check       of check       Due             Model              Serial #
            ------          -------       ---         -----       --------       ---             -----              --------
13       Espresso Roma       5,150.00    22472       04/01/98     5,150.00        0.00     P Automatic Model 85-    116556
14      Shelby Williams       3695.53    22493       04/02/98      3695.53        0.00     CE-90 & CE-93
8b         Baumgart         35,393.00    22348       03/24/98    33,628.06    1,764.94

4b         Tube Art         14,632.74    22468       03/27/98     7,316.38    7,316.36
                                                               ------------

                                                  Paid Total:    49,789.97

                                                  Grand Total   306,317.80



                                   SCHEDULE A
                                       TO
                            MASTER LEASE NO. 7217-001
                      Oregon Baking Corp. dba Marsee Baking
                         COMMENCEMENT DATE June 1, 1998

                                                                                                 INVOICE
  QUANTITY            EQUIPMENT DESCRIPTION             LOCATION               VENDOR              NO.      PO NO.

                                                                      Grand Total from Page 1

              Removed & junked both sets of          Bellevue, WA             Tube Art          6-48611
              channel letters

              Installation Man/Eq 22.5 Hrs.          Bellevue, WA             Tube Art          6-48683
              Shop labor 1.5 Hrs


              Re-face sign Man/Eq 1.5 Hrs.           Bellevue, WA             Tube Art          6-48676


              Single rack oven, digital, gas fired   Sherwood, OR         Bakery Equipment      000109247
              Supervisor Services
              Freight

     21       4 Top Metal Slot Frame Tables          Portland, OR           Chairs, Inc.        112722
     90       EMU Chairs Black
     27       Umbrellas
     27       Umbrella Stands
     27       Umbrella Silk Screens
     1        Freight for Umbrellas and Chairs

     3        000184-012                             Sherwood, OR      Merchants Information    338891
              Kit, 2400 FFS, S                                            Solutions, Inc.

     3        400344-001
              Kit, Roll Printer, 2000

     3        400350-001
              Attached Display 1000/2000
     1        400329-001
              Kit, Com Interface Board 2700
     1        400305-002
              Kit, 2400 Crt Controller, FF


Lessee's Initials /s/ HJW                            Lessor's Initials
                  -------                                              -----                            Page 1 of 5

  QUANTITY                 EQUIPMENT DESCRIPTION                SERIAL NO.           INVOICE      INVOICE       DATE
                                                                                      AMOUNT     BREAKDOWN      PAID     AMOUNT PAID

                                                                                   $306,317.80

              Removed & junked both sets of channel letters                                          369.00
                                                                                     $369.00                  06/04/98
              Installation Man/Eq 22.5 Hrs.                                                          167.50
              Shop labor 1.5 Hrs                                                                      82.50
                                                                                     $250.00                  06/04/98
              Re-face sign Man/Eq 1.5 Hrs.                                                           100.50
                                                                                     $100.50                  06/04/98

              Single rack oven, digital, gas fired                                                15,370.00
              Supervisor Services                               9801-00981                           500.00
              Freight                                                                                234.00
                                                                                    $16,104.00                06/04/98
     21       4 Top Metal Slot Frame Tables                                                        3,990.00
     90       EMU Chairs Black                                                                     6,750.00
     27       Umbrellas                                                                            2,025.00
     27       Umbrella Stands                                                                        540.00
     27       Umbrella Silk Screens                                                                  945.00
     1        Freight for Umbrellas and Chairs                                                       995.09
                                                                                    $15,245.09
     3        000184-012                                          27680                            5,686.00
              Kit, 2400 FFS, S                                    27688
                                                                  27691
     3        400344-001                                          63678                            1,500.00
              Kit, Roll Printer, 2000                             63685
                                                                  63681
     3        400350-001                                                                             750.00
              Attached Display 1000/2000
     1        400329-001                                          52118                              450.00
              Kit, Com Interface Board 2700
     1        400305-002                                           3837                              750.00
              Kit, 2400 Crt Controller, FF



                                   SCHEDULE A
                                       TO
                            MASTER LEASE NO. 7217-001
                      Oregon Baking Corp. dba Marsee Baking
                         COMMENCEMENT DATE June 1, 1998


                                                                                                 INVOICE
  QUANTITY            EQUIPMENT DESCRIPTION             LOCATION               VENDOR              NO.      PO NO.

     1        400316-001
              Kit, 4000 VDU Keypad
     1        400332-002
              Assy, Monitor, Amber, 14, TTL
     3        40018-013
              Cash Dwr, 12V, Din, Small Profile
     7        PRPR04
              Connector Sets
     1        Freight (P2)
              Freight 2000 Series
     15       PPROGO5
              Programming/Setup/Database
     1        000193-121
              MWS +/PCISN Communicating SFTWR
     1        Pentcomputer
              Pentium 200, 32 MG, 2GIG HD
              Win 95, Keyboard, Mouse
              33.6 Modem
     1        Tape Bkup T300
              3.2 GIG Tape Drive
     1        Monitor
              14" SVGA Monitor
     1        Trippliteups
              Trippliteups UPS Power Backup
              HP 6 Series
              HP 6 Series Laser Printer
     1        Procomm Sftware
              Procomm Sftware
     1        PPROGO5
              Computer Configuration/Set-up
              Discount (P2)
              Micros 2000 Series

     3        000184-012                             Bellevue, WA      Merchants Information    338573
              Kit, 2400 FFS, S                                            Solutions, Inc.


     3        400344-001
              Kit, Roll Printer, 2000


Lessee's Initials /s/ HJW                            Lessor's Initials
                  -------                                              -----                            Page 2 of 5

                                                                                 INVOICE       INVOICE        DATE
  QUANTITY            EQUIPMENT DESCRIPTION             SERIAL NO.               AMOUNT       BREAKDOWN       PAID     AMOUNT PAID

     1        400316-001                                                                           250.00
              Kit, 4000 VDU Keypad
     1        400332-002                                                                           165.00
              Assy, Monitor, Amber, 14, TTL
     3        40018-013                                                                            630.00
              Cash Dwr, 12V, Din, Small Profile
     7        PRPR04                                                                               595.00
              Connector Sets
     1        Freight (P2)                                                                         254.50
              Freight 2000 Series
     15       PPROGO5                                                                              975.00
              Programming/Setup/Database
     1        000193-121                                   15872                                 1,800.00
              MWS +/PCISN Communicating SFTWR
     1        Pentcomputer                                OR13550                                2,165.00
              Pentium 200, 32 MG, 2GIG HD
              Win 95, Keyboard, Mouse
              33.6 Modem
     1        Tape Bkup T300
              3.2 GIG Tape Drive
     1        Monitor                                   PA881TC00630
              14" SVGA Monitor
     1        Trippliteups                              SJPHJ035332
              Trippliteups UPS Power Backup
              HP 6 Series
              HP 6 Series Laser Printer
     1        Procomm Sftware
              Procomm Sftware
     1        PPROGO5                                                                              500.00
              Computer Configuration/Set-up
              Discount (P2)                                                                     (1,527.00)
              Micros 2000 Series
                                                                               $14,942.50
     3        000184-012                                   24356                                 5,685.00
              Kit, 2400 FFS, S                             24877
                                                           24618
                                                           61794                                 1,500.00
     3        400344-001                                   61850
              Kit, Roll Printer, 2000                      61801


                                   SCHEDULE A
                                       TO
                            MASTER LEASE NO. 7217-001
                      Oregon Baking Corp. dba Marsee Baking
                         COMMENCEMENT DATE June 1, 1998

                                                                              INVOICE
  QUANTITY            EQUIPMENT DESCRIPTION          LOCATION     VENDOR        NO.        PO NO.

     3        400350-001
              Attached Display 1000/2000
     1        400329-001
              kit, Com Interface Board 2700
     1        400305-002
              Kit, 2400 Crt Controller, FF
     1        400316-001
              Kit, 4000 VDU Key Pad
     1        400332-003
              Assy, Monitor, Amber, 14TTL
     3        400018-013
              cash Dwr, 12V, Din, Small Profile
     7        PRPR04
              Site Survey And Preparation
     1        Freight (P2)
              Freight 2000 Series
     45       PPR0G05
              Programming/Setup/Training and Live
              Support
     1        000193-121
              MWS +/ PCISN Communications Sftware
     1        Pentcomputer
              Pentium 200MMX, 32 MG, 2 GIG HD
              Win 95, Keyboard, Mouse
              33.6 Modem
     1        Tape Bkup T3000
              HP Colorado T3000 Tape Drive
     1        Monitor
              14" SVGA Monitor
     1        Trippliteups
              Tripplite UPS Power Backup
     1        HP 6 Series
              HP 6 Series Laser Printer
     1        Procomm Software
              Procomm Software
     1        PPR0G05
              Computer configuration/Setup
     1        Discount (P2)


Lessee's Initials /s/ HJW                            Lessor's Initials
                  -------                                              -----                            Page 3 of 5

  QUANTITY            EQUIPMENT DESCRIPTION             SERIAL NO.                INVOICE        INVOICE       DATE
                                                                                  AMOUNT        BREAKDOWN      PAID     AMOUNT PAID

     3        400350-001                                                                            750.00
              Attached Display 1000/2000
     1        400329-001                                  23406                                     450.00
              kit, Com Interface Board 2700
     1        400305-002                                   3429                                     750.00
              Kit, 2400 Crt Controller, FF
     1        400316-001                                                                            250.00
              Kit, 4000 VDU Key Pad
     1        400332-003                                                                            165.00
              Assy, Monitor, Amber, 14TTL
     3        400018-013                                                                            630.00
              cash Dwr, 12V, Din, Small Profile
     7        PRPR04                                                                                595.00
              Site Survey And Preparation
     1        Freight (P2)                                                                          254.50
              Freight 2000 Series
     45       PPR0G05                                                                             2,925.00
              Programming/Setup/Training and Live
              Support
     1        000193-121                                  72805                                   1,800.00
              MWS +/ PCISN Communications Sftware
     1        Pentcomputer                               OR13852                                  2,165.00
              Pentium 200MMX, 32 MG, 2 GIG HD
              Win 95, Keyboard, Mouse
              33.6 Modem
     1        Tape Bkup T3000
              HP Colorado T3000 Tape Drive
     1        Monitor                                  CA87CIC00785
              14" SVGA Monitor
     1        Trippliteups
              Tripplite UPS Power Backup
     1        HP 6 Series                              SJPHJ036022
              HP 6 Series Laser Printer
     1        Procomm Software
              Procomm Software
     1        PPR0G05                                                                               500.00
              Computer configuration/Setup
     1        Discount (P2)                                                                      (1,527.00)
                                                                                $16,892.50


                                   SCHEDULE A
                                       TO
                            MASTER LEASE NO. 7217-001
                      Oregon Baking Corp. dba Marsee Baking
                         COMMENCEMENT DATE June 1, 1998

                                                                                                   INVOICE
  QUANTITY             EQUIPMENT DESCRIPTION               LOCATION              VENDOR              NO.      PO NO.

     1        Material and Labor                        Bellevue, WA      Baumgart Construction     841
     1        Overhead/Profit

     13       Black Crakle Table Base                   Bellevue, WA            Kalberer           64192
     1        Labor
     1        Labor
     1        5'0" Non Refrigerated Pastry case
     2        Hotel Pan, Sixth SZ, 4" DP S/S
     1        Slide Door Merchandiser Black
     1        One Year Labor Warranty
     1        Undercounter Dishwasher W/Booster
     1        Plain White Sign
     4        2Qt. Bain Marie
     1        Freight Contract
     1        Freezer One Door
     1        Compressor Warranty
     1        Labor Warranty, 1Year Service
     3        Tray Rack Flange
     1        Display case (cake deli etc.)
     1        Display case Glass Curve Refrigerator
     1        Breugers case, Refrigerated
     1        Tomatoe King 3/16 Cut
     1        Tomatoe King Blades
     1        Focacia Toaster, Countertop
     1        Scale
     1        Bread slicer 1/2 Slice Chrome
     1        Undercounter Refrigerator
     1        Labor Warranty, 1Year Service
     5        Bain marie 2QT
     2        Cut Pan to 2in" QA
     1        Knock Box for Espresso

     3        Menu Lettering on Plastic Laminate        Sherwood, OR      Northwest Sign Center   11706
              Panel Provided By Client
              Logo in Dimensional PVC With Antique
              White Detail On Plastic Laminate Panel
              Provided by Client
     6        7X15 D/F Black 6mm PVC Hanging
              Sign For Area ID


Lessee's Initials /s/ HJW                            Lessor's Initials
                  -------                                              -----                            Page 4 of 5

  QUANTITY              EQUIPMENT DESCRIPTION             SERIAL NO.              INVOICE       INVOICE       DATE
                                                                                   AMOUNT      BREAKDOWN      PAID       AMOUNT PAID

     1        Material and Labor                                                                 3,535.00
     1        Overhead/Profit                                                                      354.00
                                                                                 $3,889.00
     13       Black Crakle Table Base                                                              898.56
     1        Labor                                                                                400.00
     1        Labor                                                                                500.00
     1        5'0" Non Refrigerated Pastry case                                                  3,771.00
     2        Hotel Pan, Sixth SZ, 4" DP S/S                                                        13.60
     1        Slide Door Merchandiser Black                                                      1,810.40
     1        One Year Labor Warranty                                                               87.48
     1        Undercounter Dishwasher W/Booster                                                  3,216.78
     1        Plain White Sign
     4        2Qt. Bain Marie                                                                       42.76
     1        Freight Contract
     1        Freezer One Door                                                                   1,659.00
     1        Compressor Warranty                                                                   79.30
     1        Labor Warranty, 1Year Service                                                        128.75
     3        Tray Rack Flange                                                                     183.99
     1        Display case (cake deli etc.)                                                      6,199.25
     1        Display case Glass Curve Refrigerator                                              5,975.00
     1        Breugers case, Refrigerated                                                        4,201.00
     1        Tomatoe King 3/16 Cut                                                                152.50
     1        Tomatoe King Blades                                                                   16.20
     1        Focacia Toaster, Countertop                                                          369.90
     1        Scale                                                                                403.00
     1        Bread slicer1/2slice Chrome                                                        3,731.40
     1        Undercounter Refrigerator                                                          1,106.62
     1        Labor Warranty, 1Year Service                                                        102.60
     5        Bain marie 2QT                                                                        53.45
     2        Cut Pan to 2in" QA                                                                    28.80
     1        Knock Box for Espresso                                                                16.20
                                                                                 $35,147.54
     3        Menu Lettering on Plastic Laminate                                                   900.00
              Panel Provided By Client
     1        Logo in Dimensional PVC With Antique                                                 250.00
              White Detail On Plastic Laminate Panel
              Provided by Client
     6        7X15 D/F Black 6mm PVC Hanging
              Sign For Area ID                                                                     200.00



                                   SCHEDULE A
                                       TO
                            MASTER LEASE NO. 7217-001
                      Oregon Baking Corp. dba Marsee Baking
                         COMMENCEMENT DATE June 1, 1998

                                                                                                   INVOICE
  QUANTITY             EQUIPMENT DESCRIPTION               LOCATION              VENDOR              NO.      PO NO.

     2        Door Hours
     2        Door Logos
     2        Installation Of Door Graphics (per hr.)
     2        Design/Layouts/Consultations (per hr.)

     38       Bagel Arcylic Tag D/F                     Bellevue, WA      Northwest Sign Center    11693
     3        12 X 18 Acrylic Order Item Here Sign
     4        8.5 X 11 Chalkboard with Log
     1        Shipping by UPS

     3        Menu Panels with revised coy and          Bellevue, WA      Northwest Sign Center    11692
              Layout
     3        Design/Layout/Consultation
     1        Logo on Dimensional PVC with
              Gold Detail On Plastic
     7        7X15 D/F Black 6mm PVC Hanging
              Sign for Area ID

     2        Menu Lettering on Plastic Laminate        Bellevue, WA      Northwest Sign Center    11663
              Panel Provided by Client
     3        Design/Consultation/Layouts
     3        Menu Lettering on Plastic Laminate
     18       Bagel Acrylic Tag
     1        12x12 Acrylic Order Item Here Sign
     1        Price Changes For 1st Month
     1        Shipping by UPS
     1        Shipping by UPS


Lessee's Initials /s/ HJW                            Lessor's Initials
                  -------                                              -----                            Page 5 of 5



                                                                                INVOICE       INVOICE      DATE
  QUANTITY             EQUIPMENT DESCRIPTION             SERIAL NO.              AMOUNT      BREAKDOWN     PAID    AMOUNT PAID

     2        Door Hours                                                                          90.00
     2        Door Logos                                                                          50.00
     2        Installation Of Door Graphics (per hr.)                                             90.00
     2        Design/Layouts/Consultations (per hr.)                                             150.00
                                                                               $1,730.00
     38       Bagel Arcylic Tag D/F                                                              570.00
     3        12 X 18 Acrylic Order Item Here Sign                                               135.00
     4        8.5 X 11 Chalkboard with Log                                                       180.00
     1        Shipping by UPS                                                                     25.00
                                                                                $910.00
     3        Menu Panels with revised coy and                                                   900.00
              Layout
     3        Design/Layout/Consultation                                                         225.00
     1        Logo on Dimensional PVC with                                                       350.00
              Gold Detail On Plastic
     7        7X15 D/F Black 6mm PVC Hanging                                                     210.00
              Sign for Area ID
                                                                               $1,685.00
     2        Menu Lettering on Plastic Laminate                                                 600.00
              Panel Provided by Client
     3        Design/Consultation/Layouts                                                        225.00
     3        Menu Lettering on Plastic Laminate                                                 900.00
     18       Bagel Acrylic Tag                                                                  270.00
     1        12x12 Acrylic Order Item Here Sign                                                  45.00
     1        Price Changes For 1st Month                                                         10.00
     1        Shipping by UPS                                                                     70.00
     1        Shipping by UPS                                                                     30.00
                                                                               $2,150.00



                                                                             -----------
                                                               Grand Total   $415,732.93


LINC CAPITAL, INC.                              LINC Capital, Inc.
EQUIPMENT SCHEDULE                              303 East Wacker Drive
SCHEDULE NO. 002                                Chicago, Illinois 60601
                                                (312) 946-1000

--------------------------------------------------------------------------------
Equipment Location: 2287 N.W. PETTYGROVE        Master Lease Agreement No.: 7217
                    PORTLAND, OR  97210         --------------------------------
                    (See Attached)              Acceptance Date:  July 31, 1998
--------------------------------------------------------------------------------

LINC CAPITAL, INC. (Lessor) hereby agrees to lease to the Lessee named below, and Lessee hereby agrees to lease and rent from Lessor the Equipment identified below, for the term and at the rental payments specified herein, all subject to the terms and conditions set forth herein and on the reverse side hereof and in the referenced Master Lease Agreement except as the same may be varied by the terms of this Schedule.

================================================================================

--------------------------------------------------------------------------------
Equipment Description:  The Equipment will          Estimated Cost of Equipment:
consist of FURNITURE, FIXTURES AND EQUIPMENT        $434,577.06
as more fully described on Schedule "A"
attached hereto and made a part hereof.
--------------------------------------------------------------------------------

================================================================================

TERM AND RENTAL:
--------------------------------------------------------------------------------
Commencement Date:         Initial Payment:  $28,640.37      Initial Lease Term:
August 1, 1998             (COVERING FIRST AND               36 months
                           LAST RENTAL PAYMENTS
--------------------------------------------------------------------------------

Rental Payments*(plus, if applicable all sales, use or other taxes imposed upon rental payments) shall be made monthly in advance as follows: $14,320.18 per rental payment beginning on the Commencement Date until THIRTY-SIX (36) rental payments have been paid in full followed by either (i) a 37th rental payment of $43,457.71 or (ii) provided that no Event of Default has occurred and is continuing under the Lease in lieu of making the foregoing 37th rental payment, Lessee may elect, by written notice issued to Lessor on or before the due date of the 34th rental payment, to pay a sum equal to $4,345.77 on the due date of the 37th rental payment and a like rental payment sum on the next 11 consecutive rental payment dates respectively and upon such election the Initial Lease Term shall be deemed to have been extended by 12 months.

*Rental Payments are based on the Lease Rate Factor and are subject to adjustment as described in Paragraph A on the REVERSE SIDE HEREOF. If applicable, all freight, sale sand use taxes, insurance and maintenance expense paid by Lessor shall be paid by Lessee in accordance with the terms of the Lease and this Schedule.

================================================================================

PROPERTY TAXES: Lessor shall report all Equipment for personal property or advalorem tax return purposes as may be required under applicable law, and all resulting taxes shall be paid by Lessee.

================================================================================

================================================================================

END OF TERM OPTIONS: At the end of the initial lease term the following options are granted to Lessee in accordance with the terms described on the reverse side hereof:
OPTION TO RENEW the Initial Lease Term at a Rental equal to the FAIR RENTAL VALUE (not less than 1%) renewal each month for a Renewal Period of Twelve (12) months.
OPTION TO PURCHASE not less than all of the Equipment at the end of the Initial Lease Term (as described above including any extension thereof) at a Purchase Option Price equal to the then FAIR MARKET VALUE (not less than 10%) of the Equipment.

================================================================================

ADDITIONAL TERMS AND CONDITIONS TO THIS EQUIPMENT SCHEDULE ARE ON THE REVERSE SIDE HEREOF.
The person executing this Lease for and on behalf of Lessee warrants and represents, which warrant and representation shall survive the expiration or termination of this Lease, that this Lease and the execution hereof has been duly and validly authorized by Lessee, constitutes a valid and binding obligation of Lessee and that he has authority to make such execution for and on behalf of Lessee.


Lessee:                                 ACCEPTED AT CHICAGO, ILLINOIS BY LESSOR:
Oregon Baking Corporation,              LINC CAPITAL, INC
dba Marsee Baking
By: /s/ Howard Wasserteil               By: /s/ William F. DeMans
   ----------------------                  ----------------------
Title: Exec VP                          Title: Senior V.P.
      -------------------                     -------------------
Date: 8/10/98                           Date:
     --------------------                     -------------------


     This Lease (and Equipment Schedule and Master Lease the terms of which it incorporates) has been assigned, is subject to the security interests of, and is held in trust for the benefit of Fleet Bank NA, as Agent, pursuant to the terms and conditions of a security agreement dated September 28, 1994 and related documents (as the same may be amended).

                                  BILL OF SALE                 Lease No 7217-001
                            (See Attached Schedule A)

KNOW ALL PEOPLE BY THESE PRESENTS, that OREGON BAKING CORPORATION, DBA MARSEE BAKING, AN OREGON corporation; having its principal office and place of business at 2287 NW PETTYGROVE, PORTLAND, OR 97210 (herein, the "Seller"), for an in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration received from LINC CAPITAL, INC. having its principal office and place of business at 303 East Wacker Drive, Chicago, Illinois 60601 (herein, the "Buyer"), the receipt and sufficiency of which is hereby acknowledged, has bargained, sold, transferred, assigned, set over and conveyed, and by these presents does bargain, sell, transfer, assign, set over and convey unto the Buyer, its successors and assigns, the personal property described in Schedule A attached hereto (the "Equipment"), TO HAVE AND TO HOLD the Equipment unto the Buyer, its successors and assigns, to its and their own use and behalf forever.

Seller hereby represents and warrants to Buyer that Seller is the absolute owner of the Equipment, that the Equipment is free and clear of all liens, charges and encumbrances and that Seller has full right, power and authority to sell the Equipment and to make this Bill of Sale. Seller hereby represents, warrants and covenants to and with Buyer on the date hereof that:
(1) Seller has full power, authority and legal right to make and perform its obligations under this Bill of Sale; and the execution, delivery and performance thereof have been duly authorized by all necessary actions on the part of Seller, and do not require any approval or consent of any equity interest holders of Seller or any trustee or holder or any indebtedness or obligation of Seller or such required approval and consents have heretofore been duly obtained by Seller; (2) the execution, delivery and making of this Bill of Sale by Seller does not contravene any law, governmental rule, regulation, order or ordinance of any governmental entity having jurisdiction over this matter; (3) the execution and delivery of this Bill of Sale does not contravene any provision of any internal organizational instruments of Seller including any applicable Certificate of Incorporation or Bylaws, Certificate of Limited Partnership, and does not and will not result in any breach of or constitute a default under any indenture, mortgage, contract, agreement or instrument to which Seller is a party or by which it or its property is bound; (4) the obligations set forth in this Bill of Sale are valid and binding obligations, enforceable in accordance with their terms against Seller, except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditor's rights or general principles of equity; (5) ALL SALES, TRANSFER, FRANCHISE OR SIMILAR TAXES IMPOSED UPON SELLER IN CONNECTION WITH THE ACQUISITION OF THE EQUIPMENT BY SELLER FROM ITS SUPPLIERS WILL HAVE BEEN PAID ON THE DATE HEREOF AND ALL SUCH TAXES DUE WITH RESPECT TO THE EXECUTION AND DELIVERY OF THIS BILL OF SALE WILL BE PAID BY SELLER AND SELLER AGREES TO PROVIDE BUYER WITH EVIDENCE THAT ALL SUCH SALES TAXES HAVE BEEN PAID (6) there are no pending or, to the knowledge of Seller, threatened actions or proceedings before any court or administrative agency which will materially adversely affect the condition, business or operation of Seller or the ability of Seller to perform its obligations under this Bill of Sale; and (7) Seller will make appropriate notations on its books and records indicating the sale of Equipment to Buyer pursuant to this Bill of Sale.

Seller hereby further covenants with Buyer that: (1) Seller shall pay or obtain, as the case may be, when due, all sales, use, property or other taxes (other than taxes based on the net income of Buyer), licenses, tolls, inspection or other fees, bonds, permits or certificates now or hereafter imposed by or required to be paid or obtained to or from any jurisdiction in connection with the sale of the Equipment by Seller to Buyer; (2) Seller hereby assigns to Buyer all warranties and representations of the manufacturer(s) of the Equipment or suppliers of the Equipment to Seller, to the extent assignable and to the extent such warranties and representations are not assignable, Seller agrees to enforce such representations and warranties for the benefit of Buyer; (3) Seller hereby covenants that with respect to any item of Equipment at the time of sale to Buyer that is subject to the lien of any third party claiming through Seller, Seller shall obtain the written agreement of such third parties to release all such said liens; and (4) Seller hereby agrees to indemnify Buyer and protect, defend and hold it harmless from and against any and all loss, cost, damage, injury or expense, including without limitation, reasonable attorneys' fees wheresoever and howsoever arising which Buyer may incur by reason of any material breach by Seller of any of the representations by, or obligations of Seller set forth herein.

EXCEPT AS SPECIFICALLY SET FORTH IN A SEPARATE AGREEMENT OR IN THIS BILL OF SALE THERE ARE NO WARRANTIES OR REPRESENTATIONS OF ANY KIND OR NATURE, EXPRESS OR IMPLIED, CONCERNING THE EQUIPMENT, ITS CONDITION, ITS FITNESS FOR A PARTICULAR PURPOSE, OR ITS MERCHANTABILITY.
Seller, for itself and its successors and assigns further covenants and agrees to do, execute and deliver, or to cause to be done, executed and delivered, all such further acts, transfers and assurances, for the better assuring, conveying and confirming unto Buyer and its successors and assigns, all and singular, the Equipment hereby bargained, sold, assigned, transferred, set over and conveyed, as Buyer and its successors and assigns shall request.

This Bill of Sale and the representations, warranties, and covenants herein contained shall inure to the benefit of Buyer and its successors and assigns, shall be binding upon Seller and its successors, assigns and transferees, and shall survive the execution and delivery hereof.

IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed as of 4/29/98 by its duly authorized officers or representatives.
-------

                                                Accepted in Chicago, IL by:
SELLER:  Oregon Baking Corporation,             BUYER:  LINC CAPITAL, INC.
         dba Marsee Baking                           William F. DeMans
                                                 --------------------------
By:  /s/ Howard Wasserteil                      By:
   -----------------------
Name:  Howard Wasserteil                        Name: /s/ William F. DeMans
     ---------------------                            ---------------------
Title:  Exec. V.P.                              Title: Senior V.P.
      --------------------                            ---------------------

                                                               Lease No 7217-002

                                   SCHEDULE A
                                       to
                                  BILL OF SALE
                                     between
             Oregon Baking Corporation, dba Marsee Baking, as Seller
                                       and
                           LINC CAPITAL, INC. as Buyer

Attached hereto is the Schedule of personal property constituting the Equipment which is the subject matter of the Bill of Sale between Seller and Buyer.














SELLER:  Oregon Baking Corporation, dba Marsee Baking


BY:

NAME:

TITLE:

EQUIPMENT ACCEPTANCE CERTIFICATE                LINC Capital, Inc.
                                                303 East Wacker Drive
                                                Chicago, Illinois 60601
                                                (312) 946-1000

Master Lease Agreement No 7217 between LINC Capital, Inc. ("Lessor") and Oregon Baking Corporation, dba Marsee Baking ("Lessee")
Equipment Schedule No. 002

--------------------------------------------------------------------------------

Equipment Description:

The "Equipment" consisting of FURNITURE, FIXTURES AND EQUIPMENT as more fully described on Schedule "A" attached hereto and made a part hereof.

--------------------------------------------------------------------------------

To Whom it May Concern:

The undersigned,  being a duly authorized officer or agent of the Lessee, hereby
(i) certifies that all of the above-referenced equipment (the "Equipment") has been delivered and inspected, is of an acceptable size, design, capacity and manufacture, is in good working order, repair and condition, and has been installed to the satisfaction of Lessee; and (ii) unconditionally accepts the Equipment "AS IS," "WHERE IS," for all purposes of the Lease.

It is understood and agreed by Lessee that LINC Capital, Inc. and its successors and assigns in no way or manner assumes any responsibility, either now or hereafter, for the use, performance, functioning, maintenance or service of the Equipment, or for its suitability or adaptability for any particular purpose.

Your identification decals will be attached indicating your ownership of the above equipment upon written request made to us.

Acceptance Date as defined in Section 1 of the Lease shall be July 31, 1998.

                                 Oregon Baking Corporation, dba Marsee Baking
                                 Lessee

                                 By: /s/ Howard Wasserteil
                                     ----------------------

                                 Title:  Exec VP
                                        -------------------

                                 Date:  8/10/98
                                        -------------------

                                   SCHEDULE A
                                       TO
                            MASTER LEASE NO. 7217-002
                      Oregon Baking Corp. dba Marsee Baking
                        COMMENCEMENT DATE August 1, 1998

  QUANTITY            EQUIPMENT DESCRIPTION             LOCATION               VENDOR            INVOICE NO.     PO NO.
     1        Mfg./Install signs, vinyly & logo      Beaverton, OR      Blaze Signs of Amer.    305.1616
     1        Permits & Acquisition
     1        Design Time

     1        Permits & Acquisition                  Sherwood, OR       Blaze Signs of Amer.    305.1655
     1        Removals
     1        Shop Time for letter pattern

     80       Donegal 001 Sand Dunne Grade 8         Portland, Or         Shelby Williams       23101
                                                                             Industries
     5        Donegal 001 Sand Dunne Grade 8
              Transportation

    172       Donegal 001 Sand Dunne Grade 8         Redmond, Wa          Shelby Wsilliams      23096
                                                                             Industries
     18       Donegal 001 Sand Dunne Grade 8
              Transportation

     1        Freezer, One Door                      Bellevue, Wa             Kalberer          64449
     1        Compressor Warranty 5 Yr
     1        One Year Labor Warranty
     3        Tray Rack Flange Support
     1        Undercounter Dishwasher w/Booster
     1        Tomato King 3/16" Cut
     1        Tomato King Blades
     1        Focacia Toaster, Countertop
     1        Scale
     1        Bread Slicer 1/2" Slice Chrome
     1        Undercounter Refrigerator
     1        Warranty Labor, One Year
     9        Bain marle 2Qt.
     2        Cut pan to 2" QA
     1        Knock Box For Espresso
     1        Slide Door for Merchandizer Black
     1        One Year Labor Warranty
     1        Plain White Sign for GDM47
     2        Hotel Pan, Sixth SZ, 4 DP S/S
     1        Freight for Bread Slicer Shipped
     1        Freight for true GDM47


Lessee's Initials /s/ HW                             Lessor's Initials                                 Page 1 of 8
                  --------                                            -----


                                                                               INVOICE          INVOICE       DATE
  QUANTITY            EQUIPMENT DESCRIPTION          SERIAL NO.                AMOUNT          BREAKDOWN      PAID
     1        Mfg./Install signs, vinyly & logo                                                   6,141.00
     1        Permits & Acquisition                                                                 152.00
     1        Design Time                                                     ---------             130.00
                                                                              $6,423.00
     1        Permits & Acquisition                                                                 198.00
     1        Removals                                                                              450.00
     1        Shop Time for letter pattern                                    ---------             250.00
                                                                                $898.00
     80       Donegal 001 Sand Dunne Grade 8                                                      6,240.00
     5        Donegal 001 Sand Dunne Grade 8                                                        650.00
              Transportation                                                  ---------           1,450.68
                                                                              $8,340.68
    172       Donegal 001 Sand Dunne Grade 8                                                     13,416.00
     18       Donegal 001 Sand Dunne Grade 8                                                      2,340.00
              Transportation                                                  ---------           2,866.06
                                                                             $18,622.06
     1        Freezer, One Door                                                                   1,659.00
     1        Compressor Warranty 5 Yr                                                               87.48
     1        One Year Labor Warranty                                                               194.40
     3        Tray Rack Flange Support                                                              203.61
     1        Undercounter Dishwasher w/Booster                                                   3,281.00
     1        Tomato King 3/16" Cut                                                                 153.90
     1        Tomato King Blades                                                                     16.20
     1        Focacia Toaster, Countertop                                                           369.90
     1        Scale                                                                                 403.00
     1        Bread Slicer1/2" Slice Chrome                                                       3,731.40
     1        Undercounter Refrigerator                                                           1,106.62
     1        Warranty Labor, One Year                                                              102.60
     9        Bain marle 2Qt.                                                                        96.21
     2        Cut pan to 2" QA                                                                       28.80
     1        Knock Box For Espresso                                                                 16.20
     1        Slide Door for Merchandizer Black                                                   1,810.40
     1        One Year Labor Warranty                                                                87.48
     1        Plain White Sign for GDM47                                                              0.00
     2        Hotel Pan, Sixth SZ, 4 DP S/S                                                          13.60
     1        Freight for Bread Slicer Shipped                                                       65.00
     1        Freight for true GDM47                                         ----------             178.12
                                                                             $13,604.92



                                   SCHEDULE A
                                       TO
                            MASTER LEASE NO. 7217-002
                      Oregon Baking Corp. dba Marsee Baking
                        COMMENCEMENT DATE August 1, 1998

  QUANTITY            EQUIPMENT DESCRIPTION             LOCATION           VENDOR      INVOICE NO.     PO NO.

     1        Slide Door Merchandizer Black Serial   Sherwood, Or         Kalberer       64445
     1        Plain White Sign for GDM47
     1        One Year Labor Warranty
     1        Freight - Contract
     1        Labor

     1        Pastry Case                            Sherwood, Or         Kalberer       64444
     1        Deli Display Case
     1        Breugers Case, Refrigerated
     1        Display case Curved Glass
              refrigerated
     1        Focacia Toaster, Countertop
     1        Bread Slicer,1/2" Slice Chrome
     1        Scale
     1        Knock Box For Espresso
     1        Undercounter Refrigerator
     1        Warranty Labor One Year
     1        Labor
     1        Labor
     1        Tomato King 3/16" Cut
     1        Toamto King Blades
     4        Cut pan to 2" QA
     1        Undercounter Dishwasher w/Booster
     4        Hotel Pan, Sixth SZ 4" DP S/S
     9        2Qt Bain Marie
     1        Bain Marie 2Qt.
     1        Freight-Contract

     1        Undercounter Dishwasher w/Booster      Salem, Or            Kalberer       64448
     1        Breugers Case, Refrigerated
     1        5'0" Non refrigerated Pastry Case
     2        Display case (Cake, Deli,Focacia)
     1        Tomato King 3/16" Cut
     1        Tomato King Blades
     1        Focacia Toaster, Countertop
     1        Scale
     1        Bread Slicer 1/2" Bread Chrome
     1        Undercounter Refrigerator
     1        Warranty Labor, 1Year
     9        bain marie 2Qt.


Lessee's Initials /s/ HW                             Lessor's Initials                                 Page 2 of 8
                  --------                                            -----


  QUANTITY            EQUIPMENT DESCRIPTION          SERIAL          INVOICE      INVOICE       DATE
                                                       NO.           AMOUNT      BREAKDOWN      PAID

     1        Slide Door Merchandizer Black Serial                                 1,810.40
     1        Plain White Sign for GDM47                                               0.00
     1        One Year Labor Warranty                                                 87.48
     1        Freight - Contract                                                     201.43
     1        Labor                                                 ---------         85.00
                                                                    $2,184.31
     1        Pastry Case                                                          4,204.00
     1        Deli Display Case                                                    6,572.00
     1        Breugers Case, Refrigerated                                          4,201.00
     1        Display case Curved Glass                                            5,975.00
              refrigerated
     1        Focacia Toaster, Countertop                                            369.90
     1        Bread Slicer,1/2" Slice Chrome                                       3,731.40
     1        Scale                                                                  375.52
     1        Knock Box For Espresso                                                  16.20
     1        Undercounter Refrigerator                                            1,106.62
     1        Warranty Labor One Year                                                102.60
     1        Labor                                                                  500.00
     1        Labor                                                                  400.00
     1        Tomato King 3/16" Cut                                                  152.50
     1        Toamto King Blades                                                      16.20
     4        Cut pan to 2" QA                                                        57.60
     1        Undercounter Dishwasher w/Booster                                    3,281.00
     4        Hotel Pan, Sixth SZ 4" DP S/S                                           27.20
     9        2Qt Bain Marie                                                         108.90
     1        Bain Marie 2Qt.                                                         12.10
     1        Freight-Contract                                      ---------          0.00
                                                                    31,209.74
     1        Undercounter Dishwasher w/Booster                                    3,281.00
     1        Breugers Case, Refrigerated                                          4,201.00
     1        5'0" Non refrigerated Pastry Case                                    3,771.00
     2        Display case (Cake, Deli,Focacia)                                   12,398.50
     1        Tomato King 3/16" Cut                                                  153.90
     1        Tomato King Blades                                                      16.20
     1        Focacia Toaster, Countertop                                            369.90
     1        Scale                                                                  403.00
     1        Bread Slicer1/2" Bread Chrome                                        3,731.40
     1        Undercounter Refrigerator                                            1,106.62
     1        Warranty Labor, 1Year                                                  102.60
     9        bain marie 2Qt.                                                         96.21


                                   SCHEDULE A
                                       TO
                            MASTER LEASE NO. 7217-002
                      Oregon Baking Corp. dba Marsee Baking
                        COMMENCEMENT DATE August 1, 1998

                                                                                          INVOICE
  QUANTITY            EQUIPMENT DESCRIPTION             LOCATION            VENDOR          NO.          PO NO.

     2        Cut Pan to 2" QA
     1        Knock Box For Espresso
     1        Labor
     1        Labor
     2        Hotel Pan Sixth SZ 4" DP S/S
     1        Slide Door Merchandiser, Black
     1        One Year Warranty
     1        Plain white Sign for GDM47
     1        Freight-Contract

     1        Slide Door merchandiser Black          Portland, Or          Kalberer        64443
     1        One Year Warranty
     1        Freight-Contract
     1        Labor

     1        48" Sandwich Top Unit                  Bellevue, Wa          Kalberer        64439
     1        Freight-Contract
     1        Warranty Compressor
     1        Labor Warranty, 1 Year Service

     13       bain marie 2Qt.                        Bellevue, Wa          Kalberer        64441
     2        Knock Box For Espresso
     4        Hotel Pan, Sixth SZ, 4 DP S/S
     4        Cut Pan To 2" QA

     1        3GRP Auto Model 85-16M                 Sherwood, OR        Coffee House      16518-IN
              Freight

     1        SM90 Grinder                           Bellevue, WA        Coffee House      16548-IN
     1        SM90 Grinder
              Freight

     1        SM90 Grinder                           Sherwood, OR        Coffee House      16596-IN
     1        SM90 Grinder
              Freight

     1        SM90 Grinder                           Bellevue, WA        Coffee House      16636-IN
     1        SM90 Grinder
              Freight


Lessee's Initials /s/ HW                             Lessor's Initials                                 Page 3 of 8
                  --------                                            -----



                                                                              INVOICE        INVOICE        DATE
  QUANTITY            EQUIPMENT DESCRIPTION          SERIAL NO.                AMOUNT       BREAKDOWN       PAID

     2        Cut Pan to 2" QA                                                                   28.80
     1        Knock Box For Espresso                                                             16.20
     1        Labor                                                                             500.00
     1        Labor                                                                             400.00
     2        Hotel Pan Sixth SZ 4" DP S/S                                                       13.60
     1        Slide Door Merchandiser, Black                                                  1,810.40
     1        One Year Warranty                                                                  87.48
     1        Plain white Sign for GDM47                                                          0.00
     1        Freight-Contract                                               ----------         178.12
                                                                             $32,665.93
     1        Slide Door merchandiser Black                                                   1,810.40
     1        One Year Warranty                                                                  87.48
     1        Freight-Contract                                                                  201.43
     1        Labor                                                          ----------          80.00
                                                                              $2,179.31
     1        48" Sandwich Top Unit                                                           1,463.83
     1        Freight-Contract                                                                   48.79
     1        Warranty Compressor                                                                69.00
     1        Labor Warranty, 1 Year Service                                 ----------         135.00
                                                                              $1,716.62
     13       bain marie 2Qt.                                                                   138.97
     2        Knock Box For Espresso                                                             32.40
     4        Hotel Pan, Sixth SZ, 4 DP S/S                                                      27.20
     4        Cut Pan To 2" QA                                               ----------          57.60
                                                                                $256.17
     1        3GRP Auto Model 85-16M                                                          4,500.00
              Freight                                                        ----------          90.00
                                                                              $4,590.00
     1        SM90 Grinder                                                                      350.00
     1        SM90 Grinder                                                                      350.00
              Freight                                                        ----------          76.00
                                                                                $776.00
     1        SM90 Grinder                                                                      350.00
     1        SM90 Grinder                                                                      350.00
              Freight                                                        ----------          76.00
                                                                                $776.00
     1        SM90 Grinder                                                                      350.00
     1        SM90 Grinder                                                                      350.00
              Freight                                                                            74.00


                                   SCHEDULE A
                                       TO
                            MASTER LEASE NO. 7217-002
                      Oregon Baking Corp. dba Marsee Baking
                        COMMENCEMENT DATE August 1, 1998

                                                                                                 INVOICE
  QUANTITY            EQUIPMENT DESCRIPTION              LOCATION               VENDOR              NO.      PO NO.


     1        3GRP Auto Model 85-16M                  Bellevue, WA           Coffee House        116510-IN
              Freight

     1        3GRP AUTOMATIC MODEL 85-16M             Bellevue, WA           Coffee House        16970-IN
     1        SM 90 Grinder

              Freight

     1        3GRP Automatic Model 85-16M             Bellevue, WA           Coffee House        16975-IN
     1        SM 90 Grinder

              Freight

     1        3GRP Automatic Model 85-16M             Bellevue, WA           Coffee House        16974-IN
     1        SM 90 Grinder

              Freight

     3        Menu Lettering On Plastic Laminate      Sherwood, OR      Northwest Sign Center    11749
              Panel Provided by Client
     1        Logo in Dimensional PVC with Vinyl
              Detail on Plastic Laminate
              Panel Provided by Client
     7        7.75" x 15 D/F Black 6MM PVC Hanging
              Sign For Area ID

     3        Menu Lettering on Plastic               Bellevue, WA      Northwest Sign Center    11762
     1        Logo
     8        7.75 x 15 D/F Black MM


     3        Menu Lettering on Plastic               Bellevue, WA      Northwest Sign Center    11763
     1        Logo
     8        7.75 x 15 D/F Black MM


     1        One Single Face Sign, Routed Alumium    Bellevue, WA             Tube Art          15772


Lessee's Initials /s/ HW                             Lessor's Initials                                 Page 4 of 8
                  --------                                            -----



                                                                             INVOICE            INVOICE        DATE
  QUANTITY            EQUIPMENT DESCRIPTION             SERIAL NO.            AMOUNT           BREAKDOWN       PAID
                                                                            ---------
                                                                              $774.00
     1        3GRP Auto Model 85-16M                                                           4,500.00
              Freight                                                       ---------            100.00
                                                                            $4,600.00
     1        3GRP AUTOMATIC MODEL 85-16M                 118256                               4,500.00
     1        SM 90 Grinder                                9728                                  700.00
                                                           9725
              Freight                                                       ---------            190.00
                                                                            $5,390.00
     1        3GRP Automatic Model 85-16M                 118259                               4,500.00
     1        SM 90 Grinder                                9738                                  700.00
                                                           9729
              Freight                                                       ---------            190.00
                                                                            $5,390.00
     1        3GRP Automatic Model 85-16M                 118258                               4,500.00
     1        SM 90 Grinder                                9743                                  700.00
                                                           9742
              Freight                                                       ---------            161.82
                                                                            $5,361.82
     3        Menu Lettering On Plastic Laminate                                                 900.00
              Panel Provided by Client
     1        Logo in Dimensional PVC with Vinyl
              Detail on Plastic Laminate                                                         350.00
              Panel Provided by Client
     7        7.75" x 15 D/F Black 6MM PVC Hanging                                               245.00
              Sign For Area ID                                              ---------
                                                                            $1,495.00
     3        Menu Lettering on Plastic                                                          900.00
     1        Logo                                                                               350.00
     8        7.75 x 15 D/F Black MM                                        ---------            280.00
                                                                            $1,530.00

     3        Menu Lettering on Plastic                                                          900.00
     1        Logo                                                                               350.00
     8        7.75 x 15 D/F Black MM                                        ---------            280.00
                                                                            $1,530.00

     1        One Single Face Sign, Routed Alumium                                            10,450.00


                                   SCHEDULE A
                                       TO
                            MASTER LEASE NO. 7217-002
                      Oregon Baking Corp. dba Marsee Baking
                        COMMENCEMENT DATE August 1, 1998

                                                                                                   INVOICE
  QUANTITY             EQUIPMENT DESCRIPTION               LOCATION              VENDOR              NO.      PO NO.

              Face With Push Thru Copy For North
              Elevation.
              One Single Face Sign, Routed Alumium
              Face With Push Thru Copy For East
              Elevation.

     1        Permit To Install Signage                 Bellevue, WA            Tube Art          9-15772

     1        Manufactured Two Sets of Logos,           Bellevue, WA            Tube Art          6-48581
              1st Surface Vinyl 12" H Logo

     1        Manufactured And Installed One Set        Sherwood, OR            Tube Art          15799
              14 to 41 Channel Letters With Clear
              Faces and Yellow Vinyl Overlay.
              One Double Face Hanging Window
              Display.

     1        Permits To Install Signage                Bellevue, WA            Tube Art          9-15754

     2        13-3/8" x 5' Single Face Tenant Panel     Bellevue, WA            Tube Art          157721
              For Existing Monument Sign.

     1        Casework                                  Bellevue, WA        RBI Construction      90673
              Light fixtures
              Granite Counter Top

     1        Casework                                  Bellevue, WA        RBI Construction      90674
              Light Fixtures
              Granite Counter Top
     1        Deductive Change Order

     1        Change Order #1 F F & E                   Bellevue, WA        RBI Construction      90675
              Casework Revision
     1        Change Order #3 F F & E
              Repair Existing Baking Oven

     1        Single Sided Bread Rack                   Portland, OR          Westwood Mfg.       353-R

     1        Marsee Tables                             Sherwood, OR          Westwood Mfg.       347-R


Lessee's Initials /s/ HW                             Lessor's Initials                                 Page 5 of 8
                  --------                                            -----



                                                                                INVOICE        INVOICE          DATE
  QUANTITY              EQUIPMENT DESCRIPTION             SERIAL NO.             AMOUNT       BREAKDOWN         PAID

              Face With Push Thru Copy For North
              Elevation.
              One Single Face Sign, Routed Alumium
              Face With Push Thru Copy For East
              Elevation.                                                       ----------
                                                                               $10,450.00
     1        Permit To Install Signage                                        ----------          140.00
                                                                                  $140.00
     1        Manufactured Two Sets of Logos,                                                      600.00
              1st Surface Vinyl 12" H Logo                                     ----------
                                                                                  $600.00
     1        Manufactured And Installed One Set                                                 8,091.00
              14 to 41 Channel Letters With Clear
              Faces and Yellow Vinyl Overlay.
              One Double Face Hanging Window
              Display.                                                         ----------
                                                                                $8,091.00
     1        Permits To Install Signage                                       ----------          140.00
                                                                                  $140.00
     2        13-3/8" x 5' Single Face Tenant Panel                                              1,198.00
              For Existing Monument Sign.                                      ----------
                                                                                $1,198.00
     1        Casework                                                                          48,440.00
              Light fixtures                                                                     3,875.00
              Granite Counter Top                                              ----------        3,977.00
                                                                               $56,252.00
     1        Casework                                                                          50,010.00
              Light Fixtures                                                                     5,390.00
              Granite Counter Top                                                                4,643.00
     1        Deductive Change Order                                           ----------       (9,442.00)
                                                                               $50,601.00
     1        Change Order #1 F F & E                                                            4,662.90
              Casework Revision
     1        Change Order #3 F F & E                                                            1,369.36
              Repair Existing Baking Oven                                      ----------
                                                                                $6,032.26
     1        Single Sided Bread Rack                                          ----------        2,275.00
                                                                                $2,275.00
     1        Marsee Tables                                                                      9,592.00


                                   SCHEDULE A
                                       TO
                            MASTER LEASE NO. 7217-002
                      Oregon Baking Corp. dba Marsee Baking
                        COMMENCEMENT DATE August 1, 1998

                                                                                                  INVOICE
  QUANTITY             EQUIPMENT DESCRIPTION               LOCATION              VENDOR              NO.     PO NO.

     1        Deposit

     10       Blac Crackle Table Base                   Sherwood, OR            Kalberer          64641
     16       Blac Crackle Table Base
     1        Freight Contract
     10       Black Crackle Table Base
     1        Freight Contract
     6        Black Crackle Table Base
     1        Freight Contract

     1        Freezer, One Door                         Issaquah, OR            Kalberer          63870
     1        Compressor Warranty
     1        Labor Warranty
     3        Tray Rack, Flange
     1        Undercounter Dishwasher w Booster
     1        48" Non refrigerated Pastry Case
     1        Display Case
     1        Display Case Cake refrigerated
     1        Breugers Case Refrigerated
     1        Tomatoe [sic] King 3/16" Cut
     1        Tomatoe [sic] King Blades
     1        Focacia Toaster Countertop
     1        Scale
     1        Bread Slicer 1/2" Slice Chrome
     1        Undercounter Refrigerator
     1        Warranty Labor 1 Year
     5        Bain Marie 2 QT.
     2        Cut pan to 2" OA
     1        Knock Box For Espresso
     9        Black Crackle Table base
     2        Hotel Pan Sixth SZ
     1        Slide Door Merchandiser Black
     1        One Year labor Warranty
     4        Plain White Sign For GDM47
     1        2 QT Bain marie
     1        Labor; Delivery, Install Federal cases
     1        Labor: Delivery, Install, Equipment
     1        Freight For True GDM47
              Freight For Bread Slicer


Lessee's Initials /s/ HW                             Lessor's Initials                                 Page 6 of 8
                  --------                                            -----



                                                                                INVOICE       INVOICE           DATE
  QUANTITY              EQUIPMENT DESCRIPTION             SERIAL NO.             AMOUNT      BREAKDOWN          PAID

     1        Deposit                                                          ---------      (2,398.00)
                                                                               $7,194.00
     10       Blac Crackle Table Base                                                            830.70
     16       Blac Crackle Table Base                                                          1,820.00
     1        Freight Contract                                                                   211.97
     10       Black Crackle Table Base                                                           691.20
     1        Freight Contract                                                                   129.20
     6        Black Crackle Table Base                                                           598.74
     1        Freight Contract                                                 ---------          75.20
                                                                               $4,357.01
     1        Freezer, One Door                                                                1,659.00
     1        Compressor Warranty                                                                 79.31
     1        Labor Warranty                                                                     128.75
     3        Tray Rack, Flange                                                                  183.99
     1        Undercounter Dishwasher w Booster                                                3,281.00
     1        48" Non refrigerated Pastry Case                                                 3,604.49
     1        Display Case                                                                     6,199.25
     1        Display Case Cake refrigerated                                                   5,975.00
     1        Breugers Case Refrigerated                                                       4,201.00
     1        Tomatoe [sic] King 3/16" Cut                                                       152.50
     1        Tomatoe [sic] King Blades                                                           16.20
     1        Focacia Toaster Countertop                                                         369.90
     1        Scale                                                                              403.00
     1        Bread Slicer1/2" Slice Chrome                                                    3,731.40
     1        Undercounter Refrigerator                                                        1,106.62
     1        Warranty Labor 1 Year                                                              102.60
     5        Bain Marie 2 QT.                                                                    53.45
     2        Cut pan to 2" OA                                                                    28.80
     1        Knock Box For Espresso                                                              16.20
     9        Black Crackle Table base                                                           622.08
     2        Hotel Pan Sixth SZ                                                                  13.60
     1        Slide Door Merchandiser Black                                                    1,810.40
     1        One Year labor Warranty                                                             87.48
     4        Plain White Sign For GDM47                                                           0.00
     1        2 QT Bain marie                                                                     42.76
     1        Labor; Delivery, Install Federal cases                                             500.00
     1        Labor: Delivery, Install, Equipment                                                400.00
     1        Freight For True GDM47                                                             178.12
              Freight For Bread Slicer                                                            65.00


                                   SCHEDULE A
                                       TO
                            MASTER LEASE NO. 7217-002
                      Oregon Baking Corp. dba Marsee Baking
                        COMMENCEMENT DATE August 1, 1998

                                                                                              INVOICE
  QUANTITY             EQUIPMENT DESCRIPTION               LOCATION            VENDOR           NO.      PO NO.

     1        Freezer, One Door                         Bellevue, OR          Kalberer       63873-A
     1        Compressor warranty 5Year
     1        One year labor Warranty
     3        Tray rack, Flange Support
     1        Under Counter Dishwasher w Booster
     1        Breugers Case refrigerated
     1        5'0" non Refrigerated pastry Case
     2        Display Case (Cake, Deli, Focacia)
     1        Tomatoe [sic] King 3/16" Cut
     1        Tomato King Blades
     1        Focacia Toaster Countertop
     1        Scale
     1        Bread Slicer,1/2" Slice Chrome
     1        Undercounter Refrigerator
     1        warranty Labor 1 Year
     9        Bain Marie 2 QT.
     2        Cut pan to 2" OA
     1        knock box for Esspresso
     1        Labor-Install Federal Cases
     1        Labor-Install Equipment
     2        Hotel Pan, Sixth SZ, 4 DP S/S
     1        Freight-For Berkel Slicer Shipped


     1        Baxter Single Oven Rack                   Sherwood, OR      Bakery Equipment
              Freight

              Furniture & Elec. Fixtures                Salem, OR             Baumgart                    864
              Furniture                                 Belleve, WA                                       842
              Furniture                                 Belleve, WA                                       863
              Furniture                                 Belleve, WA                                       841
              Furniture                                 Belleve, WA                                       865


Lessee's Initials /s/ HW                             Lessor's Initials                                 Page 7 of 8
                  --------                                            -----



                                                                                INVOICE       INVOICE         DATE
  QUANTITY              EQUIPMENT DESCRIPTION             SERIAL NO.             AMOUNT      BREAKDOWN        PAID

                                                                               $35,011.90
     1        Freezer, One Door                                                                1,659.00
     1        Compressor warranty 5Year                                                           87.48
     1        One year labor Warranty                                                            194.40
     3        Tray rack, Flange Support                                                          203.61
     1        Under Counter Dishwasher w Booster                                               3,281.00
     1        Breugers Case refrigerated                                                       4,201.00
     1        5'0" non Refrigerated pastry Case                                                3,771.00
     2        Display Case (Cake, Deli, Focacia)                                              12,398.50
     1        Tomatoe [sic] King 3/16" Cut                                                       153.90
     1        Tomato King Blades                                                                  16.20
     1        Focacia Toaster Countertop                                                         369.90
     1        Scale                                                                              403.00
     1        Bread Slicer,1/2" Slice Chrome                                                   3,731.40
     1        Undercounter Refrigerator                                                        1,106.62
     1        warranty Labor 1 Year                                                              102.60
     9        Bain Marie 2 QT.                                                                    96.21
     2        Cut pan to 2" OA                                                                    28.80
     1        knock box for Esspresso                                                             16.20
     1        Labor-Install Federal Cases                                                        500.00
     1        Labor-Install Equipment                                                            400.00
     2        Hotel Pan, Sixth SZ, 4 DP S/S                                                       13.60
     1        Freight-For Berkel Slicer Shipped                                                   65.00
                                                                               $32,799.42

     1        Baxter Single Oven Rack                                                            350.00
              Freight                                                                             98.85
                                                                                  $448.85
              Furniture & Elec. Fixtures                                                      45,919.00
              Furniture                                                                       16,907.00
              Furniture                                                                        2,674.06
              Furniture                                                                        2,730.00
              Furniture                                                                          443.00
                                                                               $68,673.06




 SCHEDULE A
                                       TO
                            MASTER LEASE NO. 7217-002
                      Oregon Baking Corp. dba Marsee Baking
                        COMMENCEMENT DATE August 1, 1998

                                                                                         INVOICE
QUANTITY              EQUIPMENT DESCRIPTION             LOCATION            VENDOR         NO.        PO NO.







QUANTITY              EQUIPMENT DESCRIPTION             SERIAL NO.           INVOICE      INVOICE     DATE
                                                                             AMOUNT      BREAKDOWN    PAID
                                                                            -----------
                                                              GRAND TOTAL   $434,577.06








Lessee's Initials /s/ HW                             Lessor's Initials                                 Page 8 of 8
                  --------                                            -----


LINC CAPITAL, INC.                          LINC Capital, Inc.
EQUIPMENT SCHEDULE                          303 East Wacker Drive
SCHEDULE NO. 003                            Chicago, Illinois 60601
                                            (312) 946-1000

--------------------------------------------------------------------------------
Equipment Location: 2287 N.W. PETTYGROVE    Master Lease Agreement No.: 7217
                    PORTLAND, OR  97210     ------------------------------------
                    (See Attached)          Acceptance Date:  September 30, 1998
--------------------------------------------------------------------------------

LINC CAPITAL, INC. (Lessor) hereby agrees to lease to the Lessee named below, and Lessee hereby agrees to lease and rent from Lessor the Equipment identified below, for the term and at the rental payments specified herein, all subject to the terms and conditions set forth herein and on the reverse side hereof and in the referenced Master Lease Agreement except as the same may be varied by the terms of this Schedule.

================================================================================

--------------------------------------------------------------------------------
Equipment Description:  The Equipment will                    Cost of Equipment:
consist of FURNITURE, FIXTURES AND EQUIPMENT                  $366,493.58
as more fully described on Schedule "A"
attached hereto and made a part hereof.
--------------------------------------------------------------------------------

================================================================================

TERM AND RENTAL:
---------------------------------------- ---------------------------------------
Commencement Date:        Initial Payment:  $24,153.40       Initial Lease Term:
October 1, 199            (COVERING FIRST AND LAST           36 months
                          RENTAL PAYMENTS
---------------------------------------- ---------------------------------------

Rental Payments*(plus, if applicable all sales, use or other taxes imposed upon rental payments) shall be made monthly in advance as follows: $12,076.70 per rental payment beginning on the Commencement Date until THIRTY-SIX (36) rental payments have been paid in full followed by either (i) a 37th rental payment of $36,649.36 or (ii) provided that no Event of Default has occurred and is continuing under the Lease in lieu of making the foregoing 37th rental payment, Lessee may elect, by written notice issued to Lessor on or before the due date of the 34th rental payment, to pay a sum equal to $3,664.94 on the due date of the 37th rental payment and a like rental payment sum on the next 11 consecutive rental payment dates respectively and upon such election the Initial Lease Term shall be deemed to have been extended by 12 months.

*Rental Payments are based on the Lease Rate Factor and are subject to adjustment as described in Paragraph A on the REVERSE SIDE HEREOF. If applicable, all freight, sale sand use taxes, insurance and maintenance expense paid by Lessor shall be paid by Lessee in accordance with the terms of the Lease and this Schedule.

================================================================================

PROPERTY TAXES: Lessor shall report all Equipment for personal property or advalorem tax return purposes as may be required under applicable law, and all resulting taxes shall be paid by Lessee.

================================================================================

================================================================================

END OF TERM OPTIONS: At the end of the initial lease term the following options are granted to Lessee in accordance with the terms described on the reverse side hereof:
OPTION TO RENEW the Initial Lease Term at a Rental equal to the FAIR RENTAL VALUE (not less than 1%) renewal each month for a Renewal Period of Twelve (12) months.
OPTION TO PURCHASE not less than all of the Equipment at the end of the Initial Lease Term (as described above including any extension thereof) at a Purchase Option Price equal to the then FAIR MARKET VALUE (not less than 10%) of the Equipment.

================================================================================

ADDITIONAL TERMS AND CONDITIONS TO THIS EQUIPMENT SCHEDULE ARE ON THE REVERSE SIDE HEREOF.
The person executing this Lease for and on behalf of Lessee warrants and represents, which warrant and representation shall survive the expiration or termination of this Lease, that this Lease and the execution hereof has been duly and validly authorized by Lessee, constitutes a valid and binding obligation of Lessee and that he has authority to make such execution for and on behalf of Lessee.

Lessee:                                 ACCEPTED AT CHICAGO, ILLINOIS BY LESSOR:
Oregon Baking Corporation,              LINC CAPITAL, INC
dba Marsee Baking

By: /s/ Howard Wasserteil               By: /s/ William F. DeMans
   ----------------------                  ----------------------
Title: Exec VP                          Title: Senior V.P.
      -------------------                     -------------------
Date: 9/30/98                           Date:
     --------------------                    --------------------

     This lease (and Equipment Schedule and Master Lease the terms of which it incorporates) has been assigned, is subject to the security interests of, and is held in trust for the benefit of Fleet Bank NA, as Agent, pursuant to the terms and conditions of a security agreement dated September 28, 1994 and related documents (as the same may be amended).

                                                               Lease No 7217-003
                                  BILL OF SALE
                           (See Attached Schedule A)

KNOW ALL PEOPLE BY THESE PRESENTS, that Oregon Baking Corporation, dba Marsee Baking, an Oregon corporation; having its principal office and place of business at 2287 NW Pettygrove, Portland, OR 97210 (herein, the "Seller"), for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration received from LINC CAPITAL, INC., having its principal office and place of business at 303 East Wacker Drive, Chicago, Illinois 60601 (herein, the "Buyer"), the receipt and sufficiency of which is hereby acknowledged, has bargained, sold, transferred, assigned, set over and conveyed, and by these presents does bargain, sell, transfer, assign, set over and convey unto the Buyer, its successors and assigns, the personal property described in Schedule A attached hereto (the "Equipment"), TO HAVE AND TO HOLD the Equipment unto the Buyer, its successors and assigns, to its and their own use and behalf forever.

Seller hereby represents and warrants to Buyer that Seller is the absolute owner of the Equipment, that the Equipment is free and clear of all liens, charges and encumbrances and that Seller has full right, power and authority to sell the Equipment and to make this Bill of Sale. Seller hereby represents, warrants and covenants to and with Buyer on the date hereof that:
(1) Seller has full power, authority and legal right to make and perform its obligations under this Bill of Sale; and the execution, delivery and performance thereof have been duly authorized by all necessary actions on the part of Seller, and do not require any approval or consent of any equity interest holders of Seller or any trustee or holder of any indebtedness or obligation of Seller or such required approval and consents have heretofore been duly obtained by Seller; (2) the execution, delivery and making of this Bill of Sale by Seller does not contravene any law, governmental rule, regulation, order or ordinance of any internal governmental entity having jurisdiction over this matter; (3) the execution and delivery of this Bill of Sales does not contravene any provision of any internal organizational instruments of Seller including any applicable Certificate of Incorporation by Bylaws, Certificate of Limited Partnership, and does not and will not result in any breach of or constitute a default under any indenture, mortgage, contract, agreement or instrument to which Seller is a party or by which it or its property is bound; (4) the obligations set forth in this Bill of Sale are valid and binding obligations, enforceable in accordance with their terms against Seller, except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditor's rights or general principles of equity; (5) ALL SALES, TRANSFER, FRANCHISE OR SIMILAR TAXES IMPOSED UPON SELLER IN CONECTION WITH THE ACQUISITION OF THE EQUIPMENT BY SELLER FROM ITS SUPPLEIRS WILL HAVE BEEN PAID ON THE DATE HEREOF AND ALL SUCH TAXES DUE WITH RESPECT TO THE EXECUTION AND
DELIVERY OF THIS BILL OF SALE WILL BE PAID BY SELLER AND SELLER AGREES TO PROVIDE BUYER WITH EVIDENCE THAT ALL SUCH SALES TAXES HAVE BEEN PAID; (6) there are no pending, or to the knowledge of Seller, threatened actions or proceedings before any court or administrative agency which will materially adversely affect the condition, business or operation of Seller or the ability of Seller to perform its obligations under this Bill of Sale; and (7) Seller will make appropriate notations on its books and records indicating that the sale of Equipment to Buyer pursuant to this Bill of Sale.

Seller hereby further covenants with Buyer that: (1) Seller shall pay or obtain, as the case may be, when due, all sales, use, property or other taxes (other than taxes based on the net income of Buyer), licenses, tolls, inspection or other fees, bonds, permits or certificates now or hereafter imposed by or required to be paid or obtained to or from any jurisdiction in connection with the sale of the Equipment by Seller to Buyer; (2) Seller hereby assigns to Buyer all warranties and representations of the manufacturer(s) of the Equipment or suppliers of the Equipment to Seller, to the extent assignable and to the extent such warranties and representations are not assignable, Seller agrees to enforce such representations and warranties for the benefit of Buyer; (3) Seller hereby covenants that with respect to any item of Equipment at the time of sale to Buyer that is subject to the lien of any third party claiming through Seller, Seller shall obtain the written agreement of such third parties to release all such said liens; and (4) Seller hereby agrees to indemnify Buyer and protect, defend and hold it harmless from and against any and all loss, cost, damage, injury or expense, including without limitation, reasonable attorneys' fees wheresoever and howsoever arising which Buyer may incur by reason of any material breach by Seller or any of the representations by, or obligations of Seller set forth herein.

EXCEPT AS SPECIFICALLY SET FORTH IN A SEPARATE AGREEMENT OR IN THIS BILL OF SALE THERE ARE NO WARRANTIES OR REPRESENTATIONS OF ANY KIND OR NATURE, EXPRESS OR IMPLIED, CONCERNING THE EQUIPMENT, ITS CONDITION, ITS FITNESS FOR A PARTICULAR PURPOSE, OR ITS MERCHANTABILITY.
Seller, for itself and its successors and assigns further covenants and agrees to do, execute and deliver, or to cause to be done, executed and delivered, all such further acts, transfers and assurances, for the better assuring, conveying and confirming unto Buyer and its successors and assigns, all and singular, the Equipment hereby bargained, sold, assigned, transferred, set over and conveyed, as Buyer and its successors and assigns shall request.

This Bill of Sale and the representations, warranties, and covenants herein contained shall inure to the benefit of Buyer and its successors and assigns, shall be binding upon Seller and its successors, assigns and transferees, and shall survive the execution and delivery hereof.

IN WITNESS HEREOF, Seller has caused this Bill of Sale to be executed as of September 30, 1998 by its duly authorized officers or representatives.

                                                Accepted in Chicago, IL by:
SELLER:  Oregon Baking Corporation,             BUYER:  LINC CAPITAL, INC.
         dba Marsee Baking                          /s/ William F. DeMans
                                                 --------------------------
By:  /s/ Howard Wasserteil                      By:
   -----------------------
Name:  Howard Wasserteil                        Name: William F. DeMans
     ---------------------                            ---------------------
Title:  Exec VP                                 Title: Senior VP.
      --------------------                            ---------------------

                                                               Lease No 7217-003

                                   SCHEDULE A
                                       to
                                  BILL OF SALE
                                     between
             Oregon Baking Corporation, dba Marsee Baking, as Seller
                                       and
                           LINC CAPITAL, INC. as Buyer

Attached hereto is the Schedule of personal property constituting the Equipment which is the subject matter of the Bill of Sale between Seller and Buyer.














SELLER:  Oregon Baking Corporation, dba Marsee Baking


BY: /s/ Howard Wasserteil

NAME: Howard Wasserteil

TITLE: Exec VP

EQUIPMENT ACCEPTANCE CERTIFICATE             LINC CAPITAL, INC.
                                             303 East Wacker Drive
                                             Chicago, Illinois 60601
                                             (312) 946-1000


Master Lease Agreement No 7217 between LINC Capital, Inc. ("Lessor") and Oregon Baking Corporation, dba Marsee Baking ("Lessee")
Equipment Schedule No. 003

--------------------------------------------------------------------------------

Equipment Description:

The "Equipment" consisting of FURNITURE, FIXTURES AND EQUIPMENT as more fully described on Schedule "A" attached hereto and made part hereof.
--------------------------------------------------------------------------------

To Whom it May Concern:

The undersigned,  being a duly authorized officer or agent of the Lessee, hereby
(i) certifies that all of the above-referenced equipment (the "Equipment") has been delivered and inspected, is of an acceptable size, design, capacity and manufacture, is in good working order, repair and condition, and has been installed to the satisfaction of Lessee; and (ii) unconditionally accepts the Equipment "AS IS," "WHERE IS," for all purposes of the Lease.

It is understood and agreed by Lessee that LINC Capital, Inc. and its successors and assigns in no way or manner assumes any responsibility, either now or hereafter, for the use, performance, functioning, maintenance or service of the Equipment, or for its suitability or adaptability for any particular purpose.

Your identification decals will be attached indicating your ownership of the above equipment upon written request made to us.

Acceptance Date as defined in Section 1 of the Lease shall be September 30, 1998.



                                 Oregon Baking Corporation, dba Marsee Baking
                                 Lessee

                                 By: /s/ Howard Wasserteil
                                     ----------------------

                                 Title: Exec VP
                                        -------------------
                                 Date: 10/1/98
                                       --------------------

                                   SCHEDULE A
                                       TO
                            MASTER LEASE NO. 7217-003
                      Oregon Baking Corp. dba Marsee Baking
                        COMMENCEMENT DATE October 1, 1998

                                                                               INVOICE
  QUANTITY         EQUIPMENT DESCRIPTION          LOCATION         VENDOR         NO.       PO NO.

     1        *BG Marsee Install 1              Ballard, WA       Kalberer      3132589
              Installation Marsee Bakery
     1        *BG Marsee Install 1
              Installation Marsee Bakery


     1        Labor-Install Federal Cases       Bellevue, WA      Kalberer      17000510
     1        Labor-Install Equipment




     1        Freezer                            Burien, WA       Kalberer       64450
     1        Compressor Warranty 5 YR
     1        1 YR Labor Warranty
     3        Tray Rack, Flange Support
     1        Undercounter Dishwasher
     1        Tomato King
     1        Tomato King Blades
     1        Focacia Toaster
     1        Scales
     1        Bread Slicer
     1        Undercounter Refrigerator
     1        Warranty
     9        Bain Marie
     2        Cut Pan
     1        Knock Box for Espresso
     2        Hotel Pan
     1        Slide kDoor Merchandiser
     1        Plain White Sign
     1        1YR Warranty
     1        Freight True
     1        Freight for Berkel Slicer



     1        Freezer                           Ballard, WA       Kalberer       64451
     1        Compressor Warranty 5 YR
     1        1 YR Labor Warranty
     3        Tray Rack, Flange Support


Lessee's Initials /s/ HW                             Lessor's Initials                           1
                  --------                                            -----



                                                                      INVOICE       INVOICE       DAT
  QUANTITY        EQUIPMENT DESCRIPTION        SERIAL NO.              AMOUNT      BREAKDOWN      PAID     AMOUNT PAID

     1        *BG Marsee Install 1                                                     500.00
              Installation Marsee Bakery
     1        *BG Marsee Install 1                                                     400.00
                                                                    -------------
              Installation Marsee Bakery                                 $900.00


     1        Labor-Install Federal Cases                                              500.00
     1        Labor-Install Equipment                                                  400.00
                                                                    -------------
                                                                         $900.00



     1        Freezer                                                                1,659.00
     1        Compressor Warranty 5 YR                                                  87.48
     1        1 YR Labor Warranty                                                      194.40
     3        Tray Rack, Flange Support                                                203.61
     1        Undercounter Dishwasher                                                3,281.00
     1        Tomato King                                                              153.90
     1        Tomato King Blades                                                        16.20
     1        Focacia Toaster                                                          369.90
     1        Scales                                                                   403.00
     1        Bread Slicer                                                           3,731.40
     1        Undercounter Refrigerator                                              1,106.62
     1        Warranty                                                                 102.60
     9        Bain Marie                                                                96.21
     2        Cut Pan                                                                   28.80
     1        Knock Box for Espresso                                                    16.20
     2        Hotel Pan                                                                 13.60
     1        Slide kDoor Merchandiser                                               1,810.40
     1        Plain White Sign                                                           0.00
     1        1YR Warranty                                                              87.48
     1        Freight True                                                             178.12
     1        Freight for Berkel Slicer                                                 65.00
                                                                    -------------
                                                                      $13,604.92


     1        Freezer                                                                1,659.00
     1        Compressor Warranty 5 YR                                                  87.48
     1        1 YR Labor Warranty                                                      194.40
     3        Tray Rack, Flange Support                                                203.61


                                   SCHEDULE A
                                       TO
                            MASTER LEASE NO. 7217-003
                      Oregon Baking Corp. dba Marsee Baking
                        COMMENCEMENT DATE October 1, 1998

                                                                                    INVOICE
  QUANTITY           EQUIPMENT DESCRIPTION            LOCATION         VENDOR         NO.     PO NO.

     1        Undercounter Dishwasher
     1        Tomato King
     1        Tomato King Blades
     1        Focacia Toaster
     1        Scales
     1        Bread Slicer
     1        Undercounter Refrigerator
     1        Warranty
     9        Bain Marie
     2        Cut Pan
     1        Knock Box for Espresso
     2        Hotel Pan
     1        Slide kDoor Merchandiser
     1        Plain White Sign
     1        1YR Warranty
     1        Freight True
     1        Freight for Berkel Slicer


     1        Breugers Case Refrigerated             Burien, WA       Kalberer       65383
     1        5'0" Non Refrigerated Pastry Case
     2        Display Cases



     1        Breugers Case Refrigerated             Ballard, WA      Kalberer       65384
     1        5'0" Non Refrigerated Pastry Case
     2        Display Cases



     1        Breugers Case Refrigerated            Bellevue, WA      Kalberer       65385
     1        5'0" Non Refrigerated Pastry Case
     2        Display Cases


Lessee's Initials /s/ HW                             Lessor's Initials                             2
                  --------                                            -----


                                                                              INVOICE     INVOICE       DATE
  QUANTITY            EQUIPMENT DESCRIPTION          SERIAL NO.               AMOUNT     BREAKDOWN      PAID      AMOUNT PAID

     1        Undercounter Dishwasher                                                      3,281.00
     1        Tomato King                                                                    153.90
     1        Tomato King Blades                                                              16.20
     1        Focacia Toaster                                                                369.90
     1        Scales                                                                         403.00
     1        Bread Slicer                                                                 3,731.40
     1        Undercounter Refrigerator                                                    1,106.62
     1        Warranty                                                                       102.60
     9        Bain Marie                                                                      96.21
     2        Cut Pan                                                                         28.80
     1        Knock Box for Espresso                                                          16.20
     2        Hotel Pan                                                                       13.60
     1        Slide kDoor Merchandiser                                                     1,810.40
     1        Plain White Sign                                                                 0.00
     1        1YR Warranty                                                                    87.48
     1        Freight True                                                                   178.12
     1        Freight for Berkel Slicer                                                       65.00
                                                                            ------------
                                                                             $13,604.92

     1        Breugers Case Refrigerated                                                   4,201.00
     1        5'0" Non Refrigerated Pastry Case                                            3,771.00
     2        Display Cases                                                                6,199.25
                                                                                           6,199.25
                                                                            ------------
                                                                             $20,370.50

     1        Breugers Case Refrigerated                                                   4,201.00
     1        5'0" Non Refrigerated Pastry Case                                            3,771.00
     2        Display Cases                                                                6.199.25
                                                                                           6.199.25
                                                                            ------------
                                                                             $20,370.50

     1        Breugers Case Refrigerated                                                   4,201.00
     1        5'0" Non Refrigerated Pastry Case                                            3,771.00
     2        Display Cases                                                                6.199.25
                                                                            ------------
                                                                             $20,370.50



                                   SCHEDULE A
                                       TO
                            MASTER LEASE NO. 7217-003
                      Oregon Baking Corp. dba Marsee Baking
                        COMMENCEMENT DATE October 1, 1998

                                                                                           INVOICE
  QUANTITY          EQUIPMENT DESCRIPTION           LOCATION             VENDOR              NO.      PO NO.

     5        4 Top Frunc Tables                                      Chairs, Inc.         112751
     20       Euro Chairs Black
     6        Euro Lower Poles
     4        burgandy/Forest green Sun US
              Umbrella
     4        Umbrella Stands
     4        Silk Screen Umbrellas
     20       Paint Chairs from Natural Black
     1        Shipping of Umbrellas



     1        Automatic Model 85-16M              Issaquah, WA    Coffee House Supply    0017232-IN
              Freight



     1        3GRP Automatic Model 85-16M          Burien, WA     Coffee House Supply    00017265-IN
              Freight



              Casework                             Burien, WA       RBI Construction        90693
              Light Fixtures
              Granite Counter Tops



              Manufactured and Installed:         Bellevue, WA          Tube Art           0-15816
     1        One Single Face Oval Logo Wall
              Sign
     1        One Double Face Window Sign
              Two Single Face Product Signs
     1        One Standard Set Of Door Vinyl
              Quote
              Credit Of Overpayment Of Tax From
              Invoice #0-15754 Revised-108th

     1        One Single Face Logo                  Salem, OR           Tube Art           0-15824
     2        Single Face Product
     2        Double Face Window

Lessee's Initials /s/ HW                             Lessor's Initials                                     3
                  --------                                            -----


                                                                         INVOICE      INVOICE        DATE
  QUANTITY          EQUIPMENT DESCRIPTION         SERIAL NO.              AMOUNT     BREAKDOWN       PAID      AMOUNT PAID

     5        4 Top Frunc Tables                                                         950.00
     20       Euro Chairs Black                                                        1,500.00
     6        Euro Lower Poles                                                            58.80
     4        burgandy/Forest green Sun US                                               431.20
              Umbrella
     4        Umbrella Stands                                                            100.00
     4        Silk Screen Umbrellas                                                      140.00
     20       Paint Chairs from Natural Black                                            300.00
     1        Shipping of Umbrellas                                                       14.00
                                                                       -------------
                                                                          $3,494.00


     1        Automatic Model 85-16M                                                   4,500.00
              Freight                                                                    150.00
                                                                       -------------
                                                                          $4,650.00


     1        3GRP Automatic Model 85-16M                                              4,500.00
              Freight                                                                    150.00
                                                                       -------------
                                                                          $4,650.00


              Casework                                                                45,752.00
              Light Fixtures                                                           5,127.00
              Granite Counter Tops                                                     3,572.00
                                                                       -------------
                                                                         $54,451.00


              Manufactured and Installed:
     1        One Single Face Oval Logo Wall
              Sign
     1        One Double Face Window Sign
              Two Single Face Product Signs
     1        One Standard Set Of Door Vinyl
              Quote                                                                    8,903.00
              Credit Of Overpayment Of Tax From                                       (1,158.76)
                                                                       -------------
              Invoice #0-15754 Revised-108th                              $7,744.24

     1        One Single Face Logo                                                     2,193.00
     2        Single Face Product                                                      2,868.00
     2        Double Face Window                                                       3,618.00


                                   SCHEDULE A
                                       TO
                            MASTER LEASE NO. 7217-003
                      Oregon Baking Corp. dba Marsee Baking
                        COMMENCEMENT DATE October 1, 1998

                                                                                      INVOICE
  QUANTITY             EQUIPMENT DESCRIPTION              LOCATION        VENDOR         NO.      PO NO.

     2        Vinyl Window Logos
     2        Vinyl Door Logos and one set of
              Store Hours


     1        Set of 10-14"/2'6' Sintra                 Bellevue, WA     Tube Art      0-15825
              non-Illuminated Letters
     1        Double Face
              Window Sign, Flat Faces, Vinyl Copy
     3        Vinyl Logos and 2 sets of Store Hours



     1        Set Channelume Letter                     Issaquah, WA     Tube Art      0-15852
     1        Product signs
     1        Double Face Window Sign
     2        Door Vinyl logos and One Set of Store
              Hours

     1        Set of Reverse Pan Channel Letters        Bellevue, WA     Tube Art      0-15816


     1        Set of reverse pan Channel Letters         Burien, WA      Tube Art      0-15854
     1        Set of product Signs
     1        Door Vinyl Logo and One set of
              Store Hours
     1        Set of Sintra Letters



     1        Set of Reverse Pan Channel Letters         Burien, WA      Tube Art      0-15853
     3        Window Logos and 2 Sets of
              Store Hours
              Added Vinyl "Marsee Baking"
              Clock Face
              Refaced Existing Circular Clock sign
     2        Single Face wall Logo Oval signs
     2        Sets Product Copy EA Panel


Lessee's Initials /s/ HW                             Lessor's Initials                                 4
                  -- -----                                            -----


                                                                                INVOICE      INVOICE       DATE
  QUANTITY             EQUIPMENT DESCRIPTION            SERIAL NO.              AMOUNT      BREAKDOWN      PAID     AMOUNT PAID

     2        Vinyl Window Logos                                                                 250.00
     2        Vinyl Door Logos and one set of                                                    300.00
              Store Hours
                                                                              ------------
                                                                                $9,229.00

     1        Set of 10-14"/2'6' Sintra                                                        1,698.00
              non-Illuminated Letters
     1        Double Face                                                                      1,269.00
              Window Sign, Flat Faces, Vinyl Copy
     3        Vinyl Logos and 2 sets of Store Hours                                              500.00
                                                                              ------------
                                                                                $3,467.00


     1        Set Channelume Letter                                                            7,669.00
     1        Product signs                                                                    3,050.00
     1        Double Face Window Sign                                                          1,859.00
     2        Door Vinyl logos and One Set of Store                                              300.00
                                                                              ------------
              Hours                                                            $12,878.00

     1        Set of Reverse Pan Channel Letters                                               8,338.00
                                                                              ------------
                                                                                 8,338.00

     1        Set of reverse pan Channel Letters                                               7,936.00
     1        Set of product Signs                                                             3,050.00
     1        Door Vinyl Logo and One set of                                                     200.00
              Store Hours
     1        Set of Sintra Letters                                                            1,857.00
                                                                              ------------
                                                                               $13,043.00


     1        Set of Reverse Pan Channel Letters                                               8,552.00
     3        Window Logos and 2 Sets of                                                         575.00
              Store Hours
              Added Vinyl "Marsee Baking"                                                        125.00
              Clock Face
              Refaced Existing Circular Clock sign                                               973.00
     2        Single Face wall Logo Oval signs                                                 4,622.00
     2        Sets Product Copy EA Panel                                                       5,814.00


                                   SCHEDULE A
                                       TO
                            MASTER LEASE NO. 7217-003
                      Oregon Baking Corp. dba Marsee Baking
                        COMMENCEMENT DATE October 1, 1998

                                                                                                 INVOICE
  QUANTITY            EQUIPMENT DESCRIPTION              LOCATION              VENDOR              NO.     PO NO.

     1        Set Reverse Pan Letters @ 10024.00       Bellevue, WA           Tube Art           158251
              Removed and Painted Non-Illuminated
              Letters @ 382.00
     2        Single Face Product Signs @ 3050.00


              Front Servery, Uppers w/Display          Issaquah, WA     Baumgart Construction      843
              Shelves w/Working Cabinets
              Espresso Screen, Federal case
              Baskets
              Back Servery, Menu Cabinet, Board
              and Frame, Condiment and Trash
              Tables and Steel Bread Rack
              Tile Counter Tops
              Light Fixtures
              Order Charge


              Front Servery, Uppers w/ Display          Burien, WA      Baumgart Construction      847
              Shelves w/ Working Cabinets,
              Espresso Screen, Federal case
              Baskets
              Back Servery, Menu Cabinet, Board
              and Frame, Condiment and Trash
              Tables and Steel Bread Rack
              Title Counter Tops
              Light Fixtures
              Order Charge


     3        Menu lettering on Plasic [sic] Laminate   Issaquah, WA     Northwest Sign Center     11793
              Panel provided by Client
     1        Logo In Dimensional PVC with Gold
              Detail on Plastic Laminate Panel
              Provided by Client


Lessee's Initials /s/ HW                             Lessor's Initials                                          5
                  --------                                            -----



                                                                                     INVOICE        INVOICE        DATE
  QUANTITY             EQUIPMENT DESCRIPTION             SERIAL NO.                  AMOUNT        BREAKDOWN       PAID  AMOUNT PAID

     1        Set Reverse Pan Letters @ 10024.00                                                     13,456.00
              Removed and Painted Non-Illuminated
              Letters @ 382.00
     2        Single Face Product Signs @ 3050.00
                                                                                  --------------
                                                                                     $13,456.00

              Front Servery, Uppers w/Display                                                        28,470.00
              Shelves w/Working Cabinets
              Espresso Screen, Federal case
              Baskets
              Back Servery, Menu Cabinet, Board                                                      17,696.00
              and Frame, Condiment and Trash
              Tables and Steel Bread Rack                                                             5,184.00
              Tile Counter Tops                                                                       3,919.00
              Light Fixtures                                                                          4,192.00
              Order Charge                                                                           (1,799.00)
                                                                                  --------------
                                                                                     $57,662.00

              Front Servery, Uppers w/ Display                                                       25,092.00
              Shelves w/ Working Cabinets,
              Espresso Screen, Federal case
              Baskets
              Back Servery, Menu Cabinet, Board                                                      12,271.00
              and Frame, Condiment and Trash
              Tables and Steel Bread Rack                                                             6,633.00
              Title Counter Tops                                                                      4,469.00
              Light Fixtures                                                                          4,192.00
              Order Charge                                                                            4,727.00
                                                                                  --------------
                                                                                     $57,384.00

     3        Menu lettering on Plasic [sic] Laminate                                                   900.00
              Panel provided by Client
     1        Logo In Dimensional PVC with Gold                                                         350.00
              Detail on Plastic Laminate Panel
              Provided by Client


                                   SCHEDULE A
                                       TO
                            MASTER LEASE NO. 7217-003
                      Oregon Baking Corp. dba Marsee Baking
                        COMMENCEMENT DATE October 1, 1998

                                                                                                 INVOICE
  QUANTITY            EQUIPMENT DESCRIPTION              LOCATION              VENDOR              NO.     PO NO.

     8        D/F Black 6mm PVC Hanging Sign
              for Area ID
     1        Acrylic Panel for Drink Case



     3        Menu lettering on Plasic [sic] Laminate  Issaquah, WA     Northwest Sign Center     11795
              Panel provided by Client
     1        Logo in Dimensional PVC with Gold
              Detail on Plastic Laminate Panel
              Provided by Client
     8        D/F Black 6mm PVC Hanging Sign
              for Area ID
     1        Acrylic Panel for Drink Case



     3        Menu Lettering on Plastic Laminate       Ballard, WA      Northwest Sign Center     11794
              Panel Provided by Client
              Logo in Dimensional PVC with Gold
              Detail on Plastic Laminate
     8        D/F Black 6mm PVC Hanging Sign
              for Area ID
     1        Acrylic Panel For Drink Case
     1        Black Sandwich Board


Lessee's Initials /s/ HW                             Lessor's Initials                                          6
                  --------                                            -----



                                                                              INVOICE         INVOICE         DATE
  QUANTITY            EQUIPMENT DESCRIPTION           SERIAL NO.               AMOUNT        BREAKDOWN        PAID     AMOUNT PAID

     8        D/F Black 6mm PVC Hanging Sign                                                       280.00
              for Area ID
     1        Acrylic Panel for Drink Case                                                          75.00
                                                                           ---------------
                                                                                $1,605.00


     3        Menu lettering on Plasic [sic] Laminate                                              900.00
              Panel provided by Client
     1        Logo in Dimensional PVC with Gold                                                    350.00
              Detail on Plastic Laminate Panel
              Provided by Client
     8        D/F Black 6mm PVC Hanging Sign                                                       280.00
              for Area ID
     1        Acrylic Panel for Drink Case                                                          75.00
                                                                           ---------------
                                                                                $1,605.00


     3        Menu Lettering on Plastic Laminate                                                   900.00
              Panel Provided by Client
              Logo in Dimensional PVC with Gold                                                    350.00
              Detail on Plastic Laminate
     8        D/F Black 6mm PVC Hanging Sign                                                       280.00
              for Area ID
     1        Acrylic Panel For Drink Case                                                          75.00
     1        Black Sandwich Board                                                                 450.00
                                                                           ---------------
                                                                                $2,055.00











                                                                           ---------------
                                                         Grand Total          $366,493.58

